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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1.	Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

December 31, 2019

Baron Funds®

Baron Select Funds

Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund (the “Funds”) for the year ended December 31, 2019. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 26, 2020	Linda S. Martinson Chairman, President and Chief Operating Officer February 26, 2020	Peggy Wong Treasurer and Chief Financial Officer February 26, 2020

This Annual Financial Report is for the following eight series of Baron Select Funds: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund. Baron FinTech Fund commenced investment operations on January 2, 2020 and therefore is not included in this report. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	44.97%	23.18%	13.60%	16.09%	13.28%
Baron Partners Fund — Institutional Shares[1,2,3,4]	45.38%	23.51%	13.90%	16.40%	13.39%
Baron Partners Fund — R6 Shares[1,2,3,4]	45.38%	23.50%	13.90%	16.40%	13.39%
Russell Midcap Growth Index[1]	35.47%	17.36%	11.60%	14.24%	10.05%
S&P 500 Index[1]	31.49%	15.27%	11.70%	13.56%	9.89%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2019 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Total Investments
CoStar Group, Inc.	14.5%
Tesla, Inc.	13.3%
Arch Capital Group Ltd.	8.5%
IDEXX Laboratories, Inc.	6.8%
Hyatt Hotels Corp.	6.7%
Vail Resorts, Inc.	6.4%
FactSet Research Systems, Inc.	6.0%
Space Exploration Technologies Corp.	4.1%
The Charles Schwab Corp.	4.0%
Guidewire Software, Inc.	3.8%

74.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Partners Fund1 increased 44.97%, outperforming the Russell Midcap Growth Index, which increased 35.47%.

The Fund has performed well since its conversion into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2019, the Fund gained an annualized 14.16% versus an annualized 11.96% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 13.28%* compared to an annualized 10.05% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk.

After a steep sell-off in December 2018, markets rebounded in 2019. The rally was fueled in large part by the Federal Reserve, which reversed course to lower rates three times during the year. The economy continued to expand at a slow but steady pace, with low unemployment and solid wage growth. Better-than-expected corporate earnings also helped buoy investor sentiment. Toward year end, performance was lifted by increased clarity regarding domestic monetary policy, a Phase 1 trade deal between the U.S. and China, and a roadmap for Brexit stemming from the U.K. election, and the markets ended the year on a high note.

At the sector level, the Fund’s investments in Industrials, Financials, and Consumer Discretionary contributed the most to performance. No sector detracted in the period.

CoStar Group, Inc., a real estate information and marketing services company, contributed the most to performance due to outstanding business trends as reflected in its quarterly earnings reports. We retain conviction as bookings momentum should be enhanced by the company’s incremental $100 million investment in the multi-family marketing space. While this investment will reduce earnings in 2020, we believe it will generate attractive returns for shareholders over the intermediate and long term.

Shares of benefits enrollment platform Benefitfocus, Inc. detracted the most from performance. The company pivoted to signing larger, more complex employee and carrier customers during the 2019 selling season. While this move should be accretive to growth in the long term, larger customers take longer to implement, thereby delaying revenue recognition by several quarters. We retain conviction.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor macro developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	30.03%	19.46%	10.86%	11.92%	11.37%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	30.33%	19.75%	11.16%	12.20%	11.49%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	30.31%	19.76%	11.17%	12.20%	11.49%
Russell 2500 Growth Index[1]	32.65%	15.17%	10.84%	14.01%	8.27%
S&P 500 Index[1]	31.49%	15.27%	11.70%	13.56%	8.95%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2019 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
CoStar Group, Inc.	14.4%
Tesla, Inc.	14.3%
Vail Resorts, Inc.	12.2%
Hyatt Hotels Corp.	11.6%
FactSet Research Systems, Inc.	7.7%
Choice Hotels International, Inc.	5.9%
Arch Capital Group Ltd.	4.9%
Penn National Gaming, Inc.	4.9%
Guidewire Software, Inc.	4.3%
Space Exploration Technologies Corp.	4.2%

84.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Focused Growth Fund1 appreciated 30.03%, underperforming the Russell 2500 Growth Index, which increased 32.65%.

Since its inception on May 31, 1996, through December 31, 2019, the Fund has outperformed the Russell 2500 Growth Index,

gaining an annualized 11.37%,* compared to an annualized 8.27% for its index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy.

After a steep sell-off in December 2018, markets rebounded in 2019. The rally was fueled in large part by the Federal Reserve, which reversed course to lower rates three times during the year. The economy continued to expand at a slow but steady pace, with low unemployment and solid wage growth. Better-than-expected corporate earnings also helped buoy investor sentiment. Toward year end, performance was lifted by increased clarity regarding domestic monetary policy, a Phase 1 trade deal between the U.S. and China, and a roadmap for Brexit stemming from the U.K. election, and the markets ended the year on a high note.

At the sector level, the Fund’s investments in Consumer Discretionary, Industrials, and Financials contributed the most to performance. Information Technology was the only detracting sector in the period.

CoStar Group, Inc., a real estate information and marketing services company, contributed the most to performance due to outstanding business trends as reflected in its quarterly earnings reports. We retain conviction as bookings momentum should be enhanced by the company’s incremental $100 million investment in the multi-family marketing space. While this investment will reduce earnings in 2020, we believe it will generate attractive returns for shareholders over the intermediate and long term.

Shares of benefits enrollment platform Benefitfocus, Inc. detracted the most from performance. The company pivoted to signing larger, more complex employee and carrier customers during the 2019 selling season. While this move should be accretive to growth in the long term, larger customers take longer to implement, thereby delaying revenue recognition by several quarters. We retain conviction.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor geopolitical and other developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish positions in small- and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	29.06%	13.21%	8.24%	8.01%	10.92%
Baron International Growth Fund — Institutional Shares[1,2,3]	29.39%	13.52%	8.51%	8.29%	11.19%
Baron International Growth Fund — R6 Shares[1,2,3]	29.39%	13.52%	8.51%	8.29%	11.19%
MSCI ACWI ex USA Index[1]	21.51%	9.87%	5.51%	4.97%	7.85%
MSCI ACWI ex USA IMI Growth Index[1]	26.98%	12.61%	7.34%	6.36%	9.11%

^	Commencement of investment operations was January 2, 2009.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI ACWI ex USA Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2019 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
RIB Software SE	2.6%
AstraZeneca PLC	2.5%
argenx SE	2.3%
Afya Limited	2.1%
Trainline Plc	2.0%
B&M European Value Retail S.A.	1.9%
Takeda Pharmaceutical Company Limited	1.9%
BNP Paribas S.A.	1.8%
Eurofins Scientific SE	1.8%
FANUC Corp.	1.7%

20.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron International Growth Fund1 increased 29.06%, outperforming the MSCI ACWI ex USA Index, which increased 21.51%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size.

International equities lagged domestic indexes in 2019 due to fears of a global recession related to the U.S./China trade war as well as uncertainties surrounding Brexit and other geo-political issues. However, they rallied toward the end of the year as progress on the trade war became evident and the path toward resolution of Brexit was essentially determined. We believe pent-up policy support and relief from trade frictions will drive a positive revision to global growth expectations and a further decline in associated risk premiums, with the likely result a sustained return to market leadership by international equities, at least in the year ahead.

On a country basis, holdings in the U.K., Brazil, and China contributed the most to performance. Investments in Argentina, Finland, and Nigeria detracted the most.

On a sector basis, Information Technology, Consumer Discretionary, and Health Care contributed the most. Energy detracted in the period.

argenx SE is a Dutch biotechnology company dedicated to developing biologics to treat immunological disorders and cancer. Investor enthusiasm about the company’s pipeline of new treatments for patients with autoimmune diseases and cancer drove share price gains. We believe that argenx’s FcRn platform is one of the most valuable assets in the biotechnology development space, and we retain conviction.

Tullow Oil plc is an international exploration & production company focused on operations in Africa and South America. Shares detracted after the company disclosed new data questioning the commerciality of its previously announced oil discovery in Guyana. Tullow has significantly downgraded oil production guidance and eliminated dividends. Both the CEO and exploration director have resigned following these updates. We exited our position due to concerns over the company’s balance sheet and governance after the production downgrade.

We believe we are nearing the end of a protracted period of international underperformance and are confident that we own a portfolio of quality growth companies poised to benefit from competitive advantages and long-term tailwinds. We continue to believe that our forward-looking and bottom-up fundamental approach positions us to discover exciting long-term investment opportunities regardless of the market environment.

Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Three Years	Five Years	Ten Years and Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	44.11%	13.67%	6.54%	13.97%
Baron Real Estate Fund — Institutional Shares[1,2]	44.44%	13.96%	6.80%	14.25%
Baron Real Estate Fund — R6 Shares[1,2,3]	44.51%	13.98%	6.82%	14.26%
MSCI USA IMI Extended Real Estate Index[1]	30.21%	11.12%	8.72%	12.54%
MSCI US REIT Index[1]	24.33%	6.70%	5.68%	10.58%

^	Commencement of investment operations was January 4, 2010.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2019 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
CBRE Group, Inc.	7.1%
GDS Holdings Limited	5.2%
Equinix, Inc.	4.9%
MGM Resorts International	4.7%
InterXion Holding N.V.	4.5%
Brookfield Asset Management, Inc.	4.4%
Lowe’s Companies, Inc.	3.9%
Royal Caribbean Cruises Ltd.	3.5%
Norwegian Cruise Line Holdings, Ltd.	3.4%
Masco Corporation	3.4%

45.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Real Estate Fund1 appreciated 44.11%, outperforming the MSCI USA IMI Extended Real Estate Index, which rose 30.21%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies.

After a steep sell-off in late 2018, the U.S. stock market rebounded in 2019. The rally was fueled in large part by a policy shift at the Federal Reserve, which lowered rates three times in 2019. The economy continued to expand at a slow but steady pace, with continued low unemployment and solid wage growth. Better-than-expected corporate earnings also helped boost investor sentiment. Real estate and real estate-related stocks did relatively well, buoyed by declining interest rates and the resulting strong investor appetite for dividend yielding securities such as REITs.

Our investments in REITs, building products/services companies, and data centers contributed the most to performance. No category detracted.

The top contributor was CBRE Group, Inc., a global provider of commercial real estate services. Shares increased on robust business prospects as reflected in quarterly earnings reports. CBRE is a best-in-class company with several growth drivers, including a positive economic backdrop, market share gains stemming from its unrivaled scale and capabilities, secular growth in corporate outsourcing, and acquisitions in a consolidating industry.

CyrusOne Inc. was the top detractor due to disappointing leasing results, initial 2019 guidance below investor expectations as a result of financing dilution, and continued equity overhang due to financing needs. CyrusOne is a provider of large footprint data center space to enterprises and cloud service providers. We have exited our position in light of management concerns and recent capital allocation decisions.

We remain bullish about the outlook for real estate. Factors that have fueled the resurgence in real estate remain in place, with demand outstripping supply and credit remaining available at low interest rates. Business conditions appear reasonable, and substantial private capital is still in pursuit of real estate. We think this positive real estate cycle will last longer than most because we are not seeing the excesses that typically characterize the end of most cycles. Finally, we continue to identify real estate-related companies with attractive valuations, in our view.

Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Three Years	Five Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	18.48%	10.58%	4.50%	4.66%
Baron Emerging Markets Fund — Institutional Shares[1,2]	18.86%	10.86%	4.77%	4.92%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	18.77%	10.83%	4.77%	4.92%
MSCI EM Index[1]	18.42%	11.57%	5.61%	2.11%
MSCI EM IMI Growth Index[1]	23.60%	13.41%	6.68%	3.24%

^	Commencement of investment operations was January 3, 2011.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and the Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2019 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
Alibaba Group Holding Limited	5.6%
Taiwan Semiconductor Manufacturing Company Ltd.	3.5%
Tencent Holdings Limited	3.4%
Samsung Electronics Co., Ltd.	3.2%
Sberbank of Russia PJSC	2.4%
Petroleo Brasileiro S.A. Petrobras	2.0%
Reliance Industries Limited	1.8%
GDS Holdings Limited	1.7%
Azul S.A.	1.7%
Midea Group Co., Ltd.	1.6%

26.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Emerging Markets Fund1 appreciated 18.48%, in line with the MSCI EM Index, which rose 18.42%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable.

EM equities lagged domestic indexes for the first nine months of the year due to geo-political uncertainties and fears of a global recession related to the U.S./China trade war. Toward year end, as progress between the two countries became evident, EM equities rallied, outperforming U.S. and global indexes. We believe pent-up policy support and relief from trade frictions will drive a positive revision to global growth expectations and a further decline in associated risk premiums, with the likely result a sustained return to market leadership by EM equities, at least in the year ahead.

On a country basis, China, Brazil, and Taiwan contributed the most to performance, while the U.K., South Africa, and Finland were the biggest detractors.

On a sector basis, Information Technology, Consumer Discretionary, and Financials contributed the most, while Materials and Energy detracted.

Alibaba Group Holding Limited was the top contributor. Alibaba is the largest retailer and e-commerce company in China. It operates shopping platforms Taobao and Tmall and owns 33% of Ant Financial, which manages Alipay, the largest third-party online payment provider in China. Shares of Alibaba appreciated in 2019 due to traction in less developed areas, continued cost discipline, and an aggressive reinvestment strategy. We believe Alibaba’s core business remains extremely profitable and continues to grow rapidly, with tailwinds from strong mobile and advertising growth.

The top detractor was Tullow Oil plc, an international exploration & production company focused on operations in Africa and South America. Shares detracted after the company disclosed new data questioning the commerciality of its previously announced oil discovery in Guyana. Tullow has significantly downgraded oil production guidance and eliminated dividends. Both the CEO and exploration director have resigned following these updates. We exited our position due to concerns over the company’s balance sheet and governance after the production downgrade.

We believe EM equities are likely bottoming on a relative return basis after nearly a decade of underperformance. As always, we are confident that we have invested in many well-positioned and well-managed companies with the potential for attractive returns over the long term.

Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	45.07%	27.77%	15.17%	14.78%
Baron Global Advantage Fund — Institutional Shares[1,2]	45.45%	28.05%	15.42%	15.03%
Baron Global Advantage Fund — R6 Shares[1,2,3]	45.48%	28.06%	15.43%	15.04%
MSCI ACWI Index[1]	26.60%	12.44%	8.41%	9.54%
MSCI ACWI Growth Index[1]	32.72%	16.60%	10.70%	11.06%

†

The Fund’s 1-, 3-, and 5-year historical performance was impacted by gains from IPOs and/or secondary offerings, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Fund has changed its primary benchmark to the MSCI ACWI Index given its broad acceptance as the standard benchmark measuring global markets equity performance. The Fund will maintain the MSCI ACWI Growth Index as a secondary benchmark. The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2019 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
Alibaba Group Holding Limited	6.7%
Amazon.com, Inc.	5.9%
Alphabet Inc.	4.5%
Splunk, Inc.	3.8%
Facebook, Inc.	3.7%
Mellanox Technologies Ltd.	3.6%
Illumina, Inc.	3.1%
EPAM Systems, Inc.	3.0%
MercadoLibre, Inc.	3.0%
argenx SE	2.9%

40.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Global Advantage Fund1 appreciated 45.07%, outperforming the MSCI ACWI Index, which gained 26.60%, and the MSCI ACWI Growth Index, which rose 32.72%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

After a steep sell-off in December 2018, U.S. markets rebounded in 2019, fueled in large part by the Federal Reserve, which reversed course to lower rates three times during the year. The economy continued to expand at a slow but steady pace, with low unemployment, solid wage growth, and strong corporate earnings. Toward year end, a Phase 1 trade deal between the U.S. and China and a roadmap for Brexit drove U.S. equities even higher. EM and international equities lagged U.S. indexes for most of the year but rebounded in the last quarter as progress on U.S./China trade relations sparked a rally.

On a country basis, the United States, China, and Brazil contributed most to performance, while Germany detracted.

On a sector basis, Information Technology, Consumer Discretionary, and Health Care contributed most to performance, while Industrials detracted.

The top contributor was Alibaba Group Holding Limited, the largest retailer and e-commerce company in China. Alibaba operates shopping platforms Taobao and Tmall and owns 33% of Ant Financial. Shares appreciated in 2019 due to traction in less developed areas, continued cost discipline, and an aggressive reinvestment strategy. We believe Alibaba’s core business remains extremely profitable and continues to grow rapidly, with tailwinds from mobile and advertising growth.

The largest detractor was Twilio Inc. Twilio is a Communications-Platform-as-a-Service (CPaaS) company offering application programming interfaces that help developers embed communications into their software. Shares detracted as our purchase timing preceded the market correction in high-growth software. We retain conviction as Twilio benefits from digital transformation trends that are creating a potential multi-billion dollar market for the company, in our view.

The digitization phenomenon, which we believe will continue for years, is starting to reach inflection points in many new areas. We believe this should favor many of the companies in which we are invested. Our goal remains to maximize long-term returns without taking significant risks of permanent loss of capital.

Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	36.67%	10.08%
Baron Real Estate Income Fund — Institutional Shares[1,2]	36.54%	10.22%
Baron Real Estate Income Fund — R6 Shares[1,2]	36.42%	10.17%
MSCI US REIT Index[1]	24.33%	8.21%

^	Commencement of investment operations was January 2, 2018.

[1]

The index is unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index and Baron Real Estate Income Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2019 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
Prologis, Inc.	7.1%
Invitation Homes, Inc.	6.2%
American Tower Corp.	6.1%
Equinix, Inc.	6.0%
Hudson Pacific Properties, Inc.	5.2%
GDS Holdings Limited	5.1%
MGM Resorts International	4.6%
Kilroy Realty Corporation	4.5%
Alexandria Real Estate Equities, Inc.	4.5%
Brookfield Infrastructure Partners L.P.	3.8%

53.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Real Estate Income Fund1 appreciated 36.67%, outperforming the MSCI US REIT Index, which rose 24.33%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs.

After a steep sell-off in late 2018, the U.S. stock market rebounded in 2019. The rally was fueled in large part by a policy shift at the Federal Reserve, which lowered rates three times in 2019. The economy continued to expand at a slow but steady pace, with low unemployment and solid wage growth. Better-than-expected corporate earnings also helped buoy investor sentiment. REITS and real estate-related stocks did relatively well, buoyed by the decline in interest rates and the resulting strong investor appetite for dividend yielding securities such as REITs.

Investments in non-REIT real estate companies, industrial REITs, and data center REITs contributed the most in the period. Timber REITs detracted.

Equinix, Inc. was the top contributor due to robust financial results and two investment grade upgrades. Lower interest rates also benefited REITs broadly. Equinix is an operator of colocation data centers. We retain conviction due to increased cloud adoption and IT outsourcing, Equinix’s unique market position, and its continued execution on M&A transactions to enhance its moat.

The top detractor was Extended Stay America, Inc., which owns hotels across the U.S. catering to longer-duration guests. Extended Stay’s shares declined as a result of management’s decision not to pursue a corporate restructuring and industry data that fell short of investor expectations. We exited our position because of a lack of confidence in the company’s strategic direction.

In addition to the attractiveness of REITs as an investment in a low interest rate environment, key positives we believe may continue to benefit REITs include steady and growing commercial real estate fundamentals, a slowdown in new construction activity, well-covered and attractive dividends, lessening concerns of oversupply, low balance sheet leverage and wide access to low-cost capital, substantial private capital looking to buy and finance real estate, and attractive valuations. We also believe the Fund’s other real estate investments offer the potential for strong growth and share price appreciation.

Of course, there is no guarantee we will succeed in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	December 31, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Since Inception April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	35.23%	16.29%
Baron Health Care Fund — Institutional Shares[1,2]	35.57%	16.62%
Baron Health Care Fund — R6 Shares[1,2]	35.61%	16.56%
Russell 3000 Health Care Index[1]	22.11%	15.98%
S&P 500 Index[1]	31.49%	14.98%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2019 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2019

Percent of Net Assets
UnitedHealth Group Incorporated	6.8%
Abbott Laboratories	5.4%
Merck & Co., Inc.	5.3%
AstraZeneca PLC	4.9%
Vertex Pharmaceuticals Incorporated	4.1%
Thermo Fisher Scientific Inc.	3.9%
argenx SE	3.7%
Zimmer Biomet Holdings, Inc.	3.5%
Humana Inc.	3.2%
Edwards Lifesciences Corp.	2.9%

43.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2019†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron Health Care Fund1 appreciated 35.23%, outperforming the Russell 3000 Health Care Index, which rose 22.11%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks.

The Health Care sector underperformed the broader markets for most of 2019 due to uncertainty surrounding potential policy changes and rising polling numbers for candidates who support Medicare for All. Toward the end of the year, the sector saw significant gains after candidates advocating a single payor system either scaled back proposals or fell in the polls. Performance was also lifted by M&A activity in the biotechnology sector, with several transactions announced at substantial premiums to where the stocks were trading. Congress also passed legislation eliminating the medical device tax, the health insurance tax, and the Cadillac tax, which should boost earnings for companies that were subject to those taxes.

Health care equipment, biotechnology, and life sciences tools and services were the largest contributing sub-industries to performance. Health care distributors detracted from performance.

The top contributor was argenx SE, a biotechnology company dedicated to developing biologics to treat immunological disorders and cancer. Investor enthusiasm about the company’s pipeline of new treatments for patients with autoimmune diseases and cancer drove share price gains. We believe argenx’s FcRn platform is one of the most valuable assets in the biotechnology development space, and we retain conviction.

Covetrus, Inc., a provider of distribution, technology, and services to veterinarians and pet owners, was the top detractor. Covetrus is a combination of Henry Schein Animal Health, a distribution business, and Vet’s First Choice, a pharmacy technology platform, created in early 2019. We exited the position after several disappointing quarters. In hindsight, an inexperienced management team set an overly ambitious agenda, underestimating integration challenges and overestimating revenue synergies.

As the health care industry grows, it is undergoing transformative change driven by fluctuating governmental policies and regulatory oversight, population demographics, and revolutionary advancements in technologies and treatment of disease. We believe the long-term secular trends impacting health care are giving rise to promising opportunities for investment professionals with an expert understanding of the technology, science, and regulatory landscapes involved, and we believe changes in the industry are opening doors to the types of bottom-up, fundamental investment opportunities we seek.

Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2019

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (121.87%)
Communication Services (11.31%)
	Alternative Carriers (1.40%)
1,550,000	Iridium Communications, Inc.[1]	$36,059,397	$38,192,000

	Interactive Home Entertainment (1.03%)
475,000	Activision Blizzard, Inc.	24,827,985	28,224,500

	Interactive Media & Services (4.53%)
2,700,000	Zillow Group, Inc., Cl A1	102,888,083	123,498,000

	Movies & Entertainment (4.35%)
5,200,000	Manchester United plc, Cl A2	88,699,760	103,636,000
100,000	Spotify Technology SA1,2	14,486,381	14,955,000

		103,186,141	118,591,000

Total Communication Services		266,961,606	308,505,500

Consumer Discretionary (40.03%)
	Automobile Manufacturers (16.87%)
1,100,000	Tesla, Inc.[1]	235,289,422	460,163,000

	Casinos & Gaming (1.10%)
1,250,000	Red Rock Resorts, Inc., Cl A	28,057,308	29,937,500

	Hotels, Resorts & Cruise Lines (13.93%)
2,600,000	Hyatt Hotels Corp., Cl A	72,054,423	233,246,000
835,989	Marriott Vacations Worldwide Corp.	93,458,017	107,641,944
670,000	Norwegian Cruise Line Holdings Ltd.[1,2]	32,143,106	39,134,700

		197,655,546	380,022,644

	Leisure Facilities (8.13%)
925,000	Vail Resorts, Inc.	27,786,371	221,842,750

Total Consumer Discretionary		488,788,647	1,091,965,894

Financials (26.10%)
	Asset Management & Custody Banks (2.12%)
1,000,000	Brookfield Asset Management, Inc., Cl A2	53,445,800	57,800,000
	Financial Exchanges & Data (8.09%)
770,000	FactSet Research Systems, Inc.	50,187,585	206,591,000
55,000	MSCI, Inc.	7,701,455	14,199,900

		57,889,040	220,790,900

	Investment Banking & Brokerage (5.06%)
2,900,000	The Charles Schwab Corp.	50,169,841	137,924,000

	Property & Casualty Insurance (10.83%)
6,890,000	Arch Capital Group Ltd.[1,2]	31,111,578	295,512,100

Total Financials		192,616,259	712,027,000

Health Care (8.62%)
	Health Care Equipment (8.62%)
900,000	IDEXX Laboratories, Inc.[1]	39,330,858	235,017,000

Shares		Cost	Value
Common Stocks (continued)
Industrials (20.23%)
	Aerospace & Defense (0.97%)
125,625	HEICO Corp.	$9,632,520	$14,340,093
116,875	HEICO Corp., Cl A	7,586,429	10,463,819
150,000	Virgin Galactic Holdings, Inc.[1]	1,560,000	1,732,500

		18,778,949	26,536,412

	Research & Consulting Services (18.43%)
840,000	CoStar Group, Inc.[1]	103,019,544	502,572,000

	Trading Companies & Distributors (0.83%)
475,000	Air Lease Corp.	16,568,196	22,572,000

Total Industrials		138,366,689	551,680,412

Information Technology (10.40%)
	Application Software (5.45%)
750,000	Benefitfocus, Inc.[1]	24,355,133	16,455,000
1,205,000	Guidewire Software, Inc.[1]	95,111,067	132,272,850

		119,466,200	148,727,850

	Internet Services & Infrastructure (0.29%)
151,477	GDS Holdings Limited, ADR[1,2]	7,495,937	7,813,184

	IT Consulting & Other Services (4.66%)
825,000	Gartner, Inc.[1]	92,593,206	127,132,500

Total Information Technology		219,555,343	283,673,534

Real Estate (5.18%)
	Hotel & Resort REITs (0.43%)
382,727	MGM Growth Properties LLC, Cl A	7,689,372	11,853,055

	Office REITs (1.59%)
985,000	Douglas Emmett, Inc.	27,057,206	43,241,500

	Specialized REITs (3.16%)
2,000,000	Gaming and Leisure Properties, Inc.	59,796,322	86,100,000

Total Real Estate		94,542,900	141,194,555

Total Common Stocks		1,440,162,302	3,324,063,895

Private Common Stocks (1.87%)
Industrials (1.87%)
	Aerospace & Defense (1.87%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,6	29,920,185	44,840,384
30,221	Space Exploration Technologies Corp., Cl C1,3,4,6	4,079,835	6,114,313

Total Private Common Stocks		34,000,020	50,954,697

Private Preferred Stocks (3.28%)
Industrials (3.28%)
	Aerospace & Defense (3.28%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,6	41,999,985	62,943,978
131,657	Space Exploration Technologies Corp., Cl I1,3,4,6	22,250,032	26,636,844

Total Private Preferred Stocks		64,250,017	89,580,822

18	See Notes to Financial Statements.

December 31, 2019	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2019

Shares		Cost	Value
Private Partnerships (0.01%)
Financials (0.01%)
	Asset Management & Custody Banks (0.01%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	$0	$193,268

Principal Amount
Short Term Investments (0.02%)
$406,322	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $406,337; (Fully collateralized by $415,000 U.S. Treasury Note, 1.625% due 12/15/2022; Market value - $415,615)[5]	406,322	406,322

Total Investments (127.05%)		$1,538,818,661	3,465,199,004

Liabilities Less Cash and Other Assets (-27.05%)			(737,677,355)

Net Assets			$2,727,521,649

Retail Shares (Equivalent to $69.04 per share based on 19,604,575 shares outstanding)			$1,353,591,934

Institutional Shares (Equivalent to $70.82 per share based on 16,759,975 shares outstanding)			$1,186,968,381

R6 Shares (Equivalent to $70.82 per share based on 2,640,021 shares outstanding)			$186,961,334

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2019, the market value of restricted and fair valued securities amounted to $140,728,787 or 5.16% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Focused Growth Fund	December 31, 2019

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (94.83%)
Communication Services (7.95%)
	Alternative Carriers (3.77%)
401,472	Iridium Communications, Inc.[1,5]	$2,949,375	$9,892,270

	Movies & Entertainment (4.18%)
550,000	Manchester United plc, Cl A2	8,719,507	10,961,500

Total Communication Services		11,668,882	20,853,770

Consumer Discretionary (51.56%)
	Automobile Manufacturers (14.35%)
90,000	Tesla, Inc.[1]	20,342,221	37,649,700

	Casinos & Gaming (7.42%)
500,000	Penn National Gaming, Inc.[1]	9,756,655	12,780,000
279,939	Red Rock Resorts, Inc., Cl A	6,143,353	6,704,539

		15,900,008	19,484,539

	Hotels, Resorts & Cruise Lines (17.54%)
150,000	Choice Hotels International, Inc.	5,080,139	15,514,500
340,000	Hyatt Hotels Corp., Cl A	12,201,302	30,501,400

		17,281,441	46,015,900

	Leisure Facilities (12.25%)
134,000	Vail Resorts, Inc.	8,130,896	32,137,220

Total Consumer Discretionary		61,654,566	135,287,359

Financials (12.57%)
	Financial Exchanges & Data (7.67%)
75,000	FactSet Research Systems, Inc.	5,828,282	20,122,500

	Property & Casualty Insurance (4.90%)
300,000	Arch Capital Group Ltd.[1,2]	1,800,056	12,867,000

Total Financials		7,628,338	32,989,500

Industrials (14.36%)
	Research & Consulting Services (14.36%)
63,000	CoStar Group, Inc.[1]	11,249,299	37,692,900

Information Technology (6.14%)
	Application Software (6.14%)
225,000	Benefitfocus, Inc.[1]	5,980,203	4,936,500
101,870	Guidewire Software, Inc.[1]	4,816,691	11,182,270

Total Information Technology		10,796,894	16,118,770

Real Estate (2.25%)
	Residential REITs (2.25%)
225,000	American Homes 4 Rent, Cl A	4,700,804	5,897,250

Total Common Stocks		107,698,783	248,839,549

Shares		Cost	Value
Private Common Stocks (1.83%)
Industrials (1.83%)
	Aerospace & Defense (1.83%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,6	$2,815,965	$4,220,193
2,844	Space Exploration Technologies Corp., Cl C1,3,4,6	383,940	575,398

Total Private Common Stocks		3,199,905	4,795,591

Private Preferred Stocks (2.40%)
Industrials (2.40%)
	Aerospace & Defense (2.40%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,6	4,000,050	5,994,742
1,479	Space Exploration Technologies Corp., Cl I1,3,4,6	249,951	299,231

Total Private Preferred Stocks		4,250,001	6,293,973

Principal Amount
Short Term Investments (0.20%)
$515,972	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $515,991; (Fully collateralized by $530,000 U.S. Treasury Note, 1.625% due 12/15/2022; Market value - $530,785)[5]	515,972	515,972

Total Investments (99.26%)		$115,664,661	260,445,085

Cash and Other Assets Less Liabilities (0.74%)			1,948,887

Net Assets			$262,393,972

Retail Shares (Equivalent to $20.18 per share based on 2,432,539 shares outstanding)			$49,091,974

Institutional Shares (Equivalent to $20.67 per share based on 4,418,539 shares outstanding)			$91,330,449

R6 Shares (Equivalent to $20.68 per share based on 5,898,073 shares outstanding)			$121,971,549

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2019, the market value of restricted and fair valued securities amounted to $11,089,564 or 4.23% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

20	See Notes to Financial Statements.

December 31, 2019	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (98.11%)
Argentina (0.49%)
2,767	MercadoLibre, Inc.[1]	$1,444,352	$1,582,558

Australia (0.75%)
525,608	NEXTDC Limited[1,2]	2,503,129	2,428,403

Belgium (0.96%)
41,131	KBC Group NV2	3,196,985	3,101,055

Brazil (6.86%)
245,611	Afya Ltd., Cl A1	4,666,609	6,660,970
72,966	Arco Platform Limited, Cl A1	1,276,905	3,225,097
125,761	Azul SA1,2	1,649,229	1,829,907
41,972	Azul SA, ADR[1]	1,648,611	1,796,402
133,100	Banco Inter SA — Units[2]	1,403,991	1,546,628
62,464	PagSeguro Digital Ltd., Cl A1	1,541,236	2,133,770
243,006	Petroleo Brasileiro S.A.-Petrobras, ADR	3,611,235	3,873,516
29,077	XP, Inc., Cl A1	785,079	1,120,046

Total Brazil		16,582,895	22,186,336

Canada (4.19%)
5,475	Constellation Software, Inc.	797,429	5,317,355
717,153	Encana Corp.	5,634,668	3,363,448
186,070	The Stars Group Inc.[1]	5,033,500	4,854,566

Total Canada		11,465,597	13,535,369

China (11.92%)
23,100	Alibaba Group Holding Limited, ADR[1]	3,199,882	4,899,510
650,000	China Conch Venture Holdings Ltd.[2]	2,718,206	2,835,240
123,310	China International Travel Service Limited, Cl A2	1,403,282	1,576,950
66,225	GDS Holdings Limited, ADR[1]	2,607,180	3,415,885
329,983	Glodon Co. Ltd., Cl A2	1,596,403	1,612,026
1,507,371	Haitong Securities Co., Ltd., Cl H2	2,024,054	1,780,716
969,029	Hua Hong Semiconductor Limited, 144A2	2,009,340	2,207,229
1,491,374	Kingdee International Software Group Co. Ltd.[2]	1,093,578	1,492,029
340,186	Midea Group Co. Ltd., Cl A2	2,540,959	2,852,195
64,397	Momo, Inc., ADR[1]	2,185,799	2,157,299
58,992	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A2	1,527,350	1,543,092
52,637	Tencent Holdings Limited[2]	1,154,423	2,535,847
14,351	Tencent Holdings Limited, ADR	640,932	688,992
2,710,000	WH Group Limited, 144A2	2,232,315	2,802,069
1,378,416	Xiaomi Corporation, CI B, 144A1,2	1,790,494	1,908,936
101,554	Zai Lab Limited, ADR[1]	2,269,524	4,223,631

Total China		30,993,721	38,531,646

France (6.89%)
98,988	BNP Paribas S.A.[2]	5,229,295	5,883,656
33,101	Danone SA2	2,599,819	2,748,903
10,380	Eurofins Scientific SE	2,305,529	5,754,092
9,787	LVMH Moët Hennessy Louis Vuitton SE2	2,625,708	4,560,288
114,582	Vivendi SA2	2,829,249	3,318,010

Total France		15,589,600	22,264,949

Shares		Cost	Value
Common Stocks (continued)
Germany (5.28%)
23,174	Linde Public Limited Company[2]	$3,389,716	$4,972,464
333,925	RIB Software SE2	4,188,342	8,419,706
34,919	Symrise AG2	2,055,016	3,670,297

Total Germany		9,633,074	17,062,467

India (5.92%)
41,836	Bajaj Finance Limited[2]	2,399,627	2,483,291
114,000	Godrej Properties Limited[1,2]	1,446,712	1,579,568
127,188	HDFC Bank Limited[2]	1,998,030	2,269,485
1,067,162	JM Financial Limited	1,440,547	1,408,367
88,681	Kotak Mahindra Bank Ltd.[2]	1,686,318	2,093,067
307,000	Max Financial Services Limited[1,2]	2,011,468	2,299,659
139,000	Reliance Industries Limited[2]	2,673,354	2,948,482
506,000	Reliance Nippon Life Asset Management Limited, 144A	1,691,043	2,513,052
93,446	Titan Co. Ltd.[2]	1,402,883	1,555,999

Total India		16,749,982	19,150,970

Indonesia (0.44%)
16,039,500	PT Tower Bersama Infrastructure, Tbk.[2]	1,262,222	1,420,036

Ireland (1.72%)
3,607,170	Glenveagh Properties PLC, 144A1	4,455,889	3,532,300
23,025	Ryanair Holdings plc, ADR[1]	878,660	2,017,220

Total Ireland		5,334,549	5,549,520

Israel (2.72%)
20,066	Mellanox Technologies Ltd.[1]	757,759	2,351,334
126,500	Tower Semiconductor Ltd.[1]	2,610,167	3,043,590
27,904	Wix.com Ltd.[1]	1,364,345	3,414,891

Total Israel		4,732,271	8,809,815

Italy (1.10%)
243,452	UniCredit SpA[2]	3,443,296	3,558,529

Japan (12.77%)
29,800	FANUC Corp.[2]	4,946,270	5,503,011
15,348	Keyence Corporation[2]	4,164,729	5,389,272
16,700	KOSÉ Corporation[2]	2,532,206	2,434,258
108,400	MonotaRO Co, Ltd.[2]	1,518,366	2,885,713
131,462	Nexon Co, Ltd.[1,2]	1,963,629	1,743,880
79,000	Okamoto Industries, Inc.[2]	3,798,331	2,926,937
134,400	Recruit Holdings Co, Ltd.[2]	2,673,770	5,033,996
117,400	SMS Co. Ltd.[2]	2,926,997	3,242,696
24,723	Sony Corporation, ADR	763,860	1,681,164
89,600	Square Enix Holdings Co, Ltd.[2]	3,227,843	4,461,532
151,400	Takeda Pharmaceutical Company Limited[2]	6,622,617	5,988,202

Total Japan		35,138,618	41,290,661

Mexico (1.09%)
407,538	Grupo Lala, S.A.B. de C.V.	482,042	353,275
1,156,563	Grupo Mexico S.A.B. de C.V., Series B	3,200,183	3,179,592

Total Mexico		3,682,225	3,532,867

See Notes to Financial Statements.	21

Baron International Growth Fund	December 31, 2019

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (continued)
Netherlands (3.81%)
46,405	argenx SE, ADR[1]	$1,576,101	$7,448,931
10,634	InterXion Holding N.V.[1]	349,061	891,236
73,000	Koninklijke Vopak N.V.[2]	3,681,865	3,966,845

Total Netherlands		5,607,027	12,307,012

Norway (1.97%)
274,500	Golar LNG Ltd.	5,622,245	3,903,390
267,101	Opera Limited, ADR[1]	1,883,749	2,470,684

Total Norway		7,505,994	6,374,074

Panama (1.23%)
36,688	Copa Holdings, S.A., Cl A	3,090,876	3,965,239

Russia (2.10%)
1,635,298	Detsky Mir PJSC, 144A	2,515,008	2,634,762
253,106	Sberbank of Russia PJSC, ADR[2]	3,307,734	4,169,784

Total Russia		5,822,742	6,804,546

Spain (2.70%)
18,663	Aena SME, S.A., 144A2	2,495,372	3,578,030
145,745	Industria de Diseno Textil, S.A.[2]	4,348,148	5,150,702

Total Spain		6,843,520	8,728,732

Sweden (0.93%)
341,000	Telefonaktiebolaget LM Ericsson, ADR	3,055,398	2,993,980

Switzerland (3.82%)
202,000	Clariant AG2	4,290,533	4,514,370
82,582	Julius Baer Group Ltd.[2]	3,394,841	4,257,342
33,000	Nestle S.A.[2]	2,768,716	3,572,751

Total Switzerland		10,454,090	12,344,463

United Arab Emirates (0.80%)
304,067	Network International Holdings Ltd., 144A1,2	1,974,987	2,574,012

United Kingdom (14.04%)
68,721	Abcam plc	458,272	1,230,696
162,500	AstraZeneca PLC, ADR	5,988,570	8,102,250
1,144,000	B&M European Value Retail S.A.[2]	5,444,471	6,207,579
62,500	Dechra Pharmaceuticals PLC[2]	1,993,541	2,403,125
112,423	Endava plc, ADR[1]	2,642,283	5,238,912
154,158	Experian plc[2]	2,944,074	5,225,872
166,000	Future PLC	2,868,183	3,188,312
883,049	Horizon Discovery Group plc[1]	2,095,042	1,754,530
650,000	Rentokil Initial plc[2]	2,766,778	3,895,818
936,959	Trainline Plc, 144A1,2	4,179,212	6,345,846
305,000	WANdisco plc[1]	2,784,844	1,797,813

Total United Kingdom		34,165,270	45,390,753

Shares		Cost	Value
Common Stocks (continued)
United States (3.61%)
49,103	Agilent Technologies, Inc.	$2,176,535	$4,188,977
100,567	Arch Capital Group Ltd.[1]	1,581,181	4,313,319
22,793	Fidelity National Information Services, Inc.	1,938,099	3,170,278

Total United States		5,695,815	11,672,574

Total Common Stocks		245,968,235	317,160,566

Principal Amount
Short Term Investments (1.73%)
$5,576,664	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $5,576,865; (Fully collateralized by $5,620,000 U.S. Treasury Note, 2.00% due 11/30/2022; Market value - $5,692,121)[2]	5,576,664	5,576,664

Total Investments (99.84%)		$251,544,899	322,737,230

Cash and Other Assets Less Liabilities (0.16%)			518,874

Net Assets			$323,256,104

Retail Shares (Equivalent to $24.50 per share based on 3,348,238 shares outstanding)			$82,037,587

Institutional Shares (Equivalent to $24.88 per share based on 8,984,636 shares outstanding)			$223,535,106

R6 Shares (Equivalent to $24.88 per share based on 710,730 shares outstanding)			$17,683,411

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the market value of Rule 144A securities amounted to $28,096,236 or 8.69% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2019	Percentageof Net Assets

Information Technology	19.3%

Consumer Discretionary	17.7

Financials	13.2

Health Care	13.2

Industrials	12.9

Communication Services	6.0

Materials	6.0

Energy	5.6

Consumer Staples	3.7

Real Estate	0.5

Cash and Cash Equivalents*	1.9
100.0%

*	Includes short term investments.

22	See Notes to Financial Statements.

December 31, 2019	Baron Real Estate Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (98.64%)
Communication Services (1.26%)
	Interactive Media & Services (1.26%)
170,700	Zillow Group, Inc., Cl C1	$6,853,628	$7,841,958

Consumer Discretionary (35.19%)
	Casinos & Gaming (14.26%)
591,900	Boyd Gaming Corporation	12,407,294	17,721,486
882,600	MGM Resorts International	17,292,954	29,364,102
699,050	Penn National Gaming, Inc.[1]	17,238,118	17,867,718
302,754	Red Rock Resorts, Inc., Cl A	6,676,821	7,250,958
116,950	Wynn Resorts Ltd.	14,475,677	16,240,847

		68,090,864	88,445,111

	Distributors (0.52%)
15,300	Pool Corp.	3,112,191	3,249,414

	Home Improvement Retail (4.37%)
13,750	Home Depot, Inc.	1,062,269	3,002,725
201,250	Lowe’s Companies, Inc.	22,161,865	24,101,700

		23,224,134	27,104,425

	Homebuilding (6.35%)
315,847	D.R. Horton, Inc.	13,666,798	16,660,929
168,882	Installed Building Products, Inc.[1]	9,283,564	11,630,903
198,350	Lennar Corp., Cl A	9,423,812	11,065,947

		32,374,174	39,357,779

	Hotels, Resorts & Cruise Lines (9.69%)
6,825	Hilton Worldwide Holdings, Inc.	310,506	756,961
39,550	Hyatt Hotels Corp., Cl A	3,078,306	3,548,030
98,250	Marriott Vacations Worldwide Corp.	7,688,523	12,650,670
362,790	Norwegian Cruise Line Holdings Ltd.[1,2]	11,332,301	21,190,564
164,500	Royal Caribbean Cruises Ltd.[2]	14,707,272	21,962,395

		37,116,908	60,108,620

Total Consumer Discretionary		163,918,271	218,265,349

Financials (4.36%)
	Asset Management & Custody Banks (4.36%)
467,600	Brookfield Asset Management, Inc., Cl A2	11,831,384	27,027,280

Industrials (8.58%)
	Building Products (5.70%)
434,550	Masco Corporation	16,753,995	20,854,054
91,007	Owens Corning	4,519,156	5,926,376
95,550	Trex Co., Inc.[1]	5,739,121	8,588,034

		27,012,272	35,368,464

	Research & Consulting Services (1.50%)
15,550	CoStar Group, Inc.[1]	3,570,393	9,303,565

	Trading Companies & Distributors (1.38%)
94,351	SiteOne Landscape Supply, Inc.[1]	4,109,256	8,552,918

Total Industrials		34,691,921	53,224,947

Shares		Cost	Value
Common Stocks (continued)
Information Technology (9.69%)
	Internet Services & Infrastructure (9.69%)
625,800	GDS Holdings Limited, ADR[1,2]	$17,543,037	$32,278,764
332,250	InterXion Holding N.V.[1,2,3]	12,450,614	27,845,873

Total Information Technology		29,993,651	60,124,637

Materials (3.15%)
	Construction Materials (2.14%)
92,200	Vulcan Materials Co.	10,150,431	13,275,878

	Specialty Chemicals (1.01%)
10,700	The Sherwin-Williams Co.	2,631,401	6,243,878

Total Materials		12,781,832	19,519,756

Real Estate (36.41%)
	Hotel & Resort REITs (1.48%)
295,950	MGM Growth Properties LLC, Cl A	5,954,760	9,165,572

	Industrial REITs (2.01%)
139,800	Prologis, Inc.	6,933,275	12,461,772

	Office REITs (4.56%)
143,400	Douglas Emmett, Inc.	2,651,676	6,295,260
344,100	Hudson Pacific Properties, Inc.	11,026,218	12,955,365
107,300	Kilroy Realty Corporation	8,191,550	9,002,470

		21,869,444	28,253,095

	Real Estate Development (0.98%)
290,056	Forestar Group, Inc.[1]	5,296,585	6,047,668

	Real Estate Services (9.91%)
722,700	CBRE Group, Inc., Cl A1	20,076,546	44,294,283
98,831	Jones Lang LaSalle, Inc.	14,787,449	17,205,489

		34,863,995	61,499,772

	Residential REITs (3.47%)
115,500	Equity LifeStyle Properties, Inc.	5,727,185	8,130,045
447,350	Invitation Homes, Inc.	10,886,463	13,407,079

		16,613,648	21,537,124

	Specialized REITs (14.00%)
99,650	Alexandria Real Estate Equities, Inc.[3]	6,933,394	16,101,447
68,700	American Tower Corp.	5,016,119	15,788,634
303,840	Americold Realty Trust[3]	7,393,309	10,652,630
51,890	Equinix, Inc.	9,572,883	30,288,193
289,319	Gaming and Leisure Properties, Inc.	7,321,550	12,455,183
6,500	SBA Communications Corp.	232,180	1,566,435

		36,469,435	86,852,522

Total Real Estate		128,001,142	225,817,525

Total Common Stocks		388,071,829	611,821,452

See Notes to Financial Statements.	23

Baron Real Estate Fund	December 31, 2019

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2019

Principal Amount		Cost	Value
Short Term Investments (1.29%)

$8,019,264	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $8,019,554; (Fully collateralized by $8,080,000 U.S. Treasury Note, 2.00% due 11/30/2022; Market value - $8,183,691)[4]	$8,019,264	$8,019,264

Total Investments (99.93%)		$396,091,093	619,840,716

Cash and Other Assets Less Liabilities (0.07%)			464,971

Net Assets			$620,305,687

Retail Shares (Equivalent to $26.18 per share based on 9,432,163 shares outstanding)			$246,914,840

Institutional Shares (Equivalent to $26.68 per share based on 13,499,170 shares outstanding)			$360,215,436

R6 Shares (Equivalent to $26.69 per share based on 493,732 shares outstanding)			$13,175,411

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

December 31, 2019	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (98.13%)
Argentina (1.44%)
235,515	Globant S.A.[1]	$24,637,837	$24,976,366
90,124	MercadoLibre, Inc.[1]	43,311,291	51,545,520

Total Argentina		67,949,128	76,521,886

Brazil (10.63%)
1,026,577	Azul SA, ADR[1]	39,297,691	43,937,496
3,075,873	Azul SA1,3	39,252,165	44,756,023
7,785,304	B3 S.A. — Brasil, Bolsa, Balcao[3]	35,383,090	83,634,542
20,607,038	Cogna Educacao (formerly, Kroton Educacional SA)[3]	61,329,642	58,843,152
4,173,562	Notre Dame Intermedica Participacoes S.A. [3]	52,248,164	71,010,514
1,855,729	PagSeguro Digital Ltd., Cl A1	45,032,027	63,391,703
6,608,877	Petroleo Brasileiro S.A.- Petrobras, ADR	73,397,052	105,345,499
11,735,725	Rumo S.A.[1,3]	42,657,029	76,392,098
475,254	XP, Inc., Cl A1	12,831,858	18,306,784

Total Brazil		401,428,718	565,617,811

China (37.12%)
1,414,282	Alibaba Group Holding Limited, ADR[1]	167,187,249	299,969,212
17,319,051	China Conch Venture Holdings Ltd.[3]	64,854,079	75,544,095
4,437,638	China International Travel Service Limited, Cl A3	46,381,294	56,750,728
17,948,732	China Mengniu Dairy Co. Ltd.[3]	35,597,364	72,604,269
23,846,100	CNOOC Ltd.[3]	38,693,109	39,651,995
1,787,466	GDS Holdings Limited, ADR[1]	68,931,519	92,197,496
8,944,590	Glodon Co. Ltd., Cl A3	41,606,536	43,695,925
51,641,946	Guangzhou Automobile Group Co., Limited, Cl H3	61,038,566	64,293,789
25,344,546	Haitong Securities Co., Ltd., Cl H3	39,653,534	29,940,501
8,072,205	Hangzhou Hikvision Digital Technology Co., Ltd., Cl A3	30,438,503	38,052,576
17,872,042	Hua Hong Semiconductor Limited, 144A3	38,066,613	40,708,467
27,481,166	Kingdee International Software Group Co. Ltd.[3]	14,116,681	27,493,245
67,632,346	Lenovo Group Limited[3]	49,665,179	45,418,718
1,936,996	LexinFintech Holdings Ltd., ADR[1]	24,123,318	26,904,875
4,149,630	Meituan Dianping, Cl B1,3	39,267,321	54,219,667
10,279,868	Midea Group Co., Ltd., Cl A3	60,317,133	86,188,694
1,409,800	Momo, Inc., ADR[1]	47,346,141	47,228,300
2,304,544	New Frontier Health Corp.[1]	23,796,588	23,045,440
587,132	New Oriental Education & Technology Group, Inc., ADR[1]	46,784,191	71,189,755
5,862,775	Ping An Insurance (Group) Company of China, Ltd., CI H3	63,677,986	69,376,917
3,543,141	Shanghai Henlius Biotech, Inc., Cl H, 144A1	22,595,577	18,437,992
1,347,364	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	34,847,116	35,243,871
4,393,486	Shenzhou International Group Holdings Ltd.[3]	19,445,031	64,211,080
26,715,365	Sino Biopharmaceutical Ltd. [3]	19,598,390	37,375,242
10,104,150	Sinopharm Group Co. Ltd., Cl H3	39,763,446	36,868,891
1,715,592	Sunny Optical Technology Group Co., Ltd.[3]	10,280,493	29,724,528
3,592,092	Tencent Holdings Limited [3]	89,548,729	173,053,069
169,021	Tencent Holdings Limited, ADR	7,876,713	8,114,698
1,238,695	Tencent Music Entertainment Group, ADR[1]	16,584,404	14,542,279
66,105,812	WH Group Limited, 144A [3]	53,955,740	68,351,686
38,771,174	Xiaomi Corporation, CI B, 144A1,[3]	50,332,538	53,693,282
4,550,386	Yunnan Baiyao Group Co. Ltd., Cl A3	65,615,737	58,514,867
1,757,625	Zai Lab Limited, ADR[1]	37,154,901	73,099,624

Total China		1,469,141,719	1,975,705,773

Shares		Cost	Value
Common Stocks (continued)
Hong Kong (1.15%)
7,476,950	Techtronic Industries Co. Ltd.[3]	$30,896,117	$61,024,571

Hungary (0.60%)
616,627	Wizz Air Holdings Plc, 144A1,3	20,421,317	31,873,801

India (16.52%)
1,359,323	Bajaj Finance Limited[3]	62,890,049	80,686,351
4,335,598	Bandhan Bank Limited, 144A3	34,622,532	30,883,687
812,546	Britannia Industries Limited[3]	23,078,420	34,480,672
1,943,612	Divi’s Laboratories Ltd.[3]	22,606,409	50,296,632
959,938	Dr. Reddy’s Laboratories Ltd.[3]	38,429,930	38,690,292
317,350	Dr. Reddy’s Laboratories Ltd., ADR	12,923,158	12,878,063
14,543,317	Edelweiss Financial Services Limited[3]	31,171,459	22,274,026
3,600,249	HDFC Bank Limited[3]	57,607,018	64,241,205
1,941,868	Housing Development Finance Corp. Limited[3]	53,266,238	65,659,289
1,092,254	ICICI Lombard General Insurance Co. Ltd., 144A	19,973,250	21,221,310
22,313,426	JM Financial Limited	40,258,685	29,447,733
2,757,020	Kotak Mahindra Bank Ltd.[3]	32,584,601	65,071,755
7,968,378	Max Financial Services Ltd.1,[3]	68,955,092	59,689,089
4,552,217	Reliance Industries Limited[3]	87,625,031	96,562,071
8,569,745	Reliance Nippon Life Asset Management Limited, 144A	28,501,535	42,561,689
4,998,569	SBI Life Insurance Company Limited, 144A3	53,146,507	67,372,123
3,846,048	Tata Communications Ltd.	22,831,793	21,388,741
9,554,286	Tata Global Beverages Ltd.	34,114,208	43,014,141
1,970,414	Titan Co. Ltd.[3]	31,097,136	32,809,994

Total India		755,683,051	879,228,863

Indonesia (1.19%)
126,903,242	PT Telekomunikasi Indonesia (Persero) Tbk[3]	38,317,113	36,354,879
306,609,525	PT Tower Bersama Infrastructure, Tbk.[3]	31,124,503	27,145,271

Total Indonesia		69,441,616	63,500,150

Japan (0.66%)
100,503	Keyence Corp.[3]	35,181,651	35,290,463

Korea, Republic of (5.06%)
858,875	KB Financial Group, Inc.[3]	33,313,004	35,383,895
1,279,496	KIA Motors Corp.1,[3]	38,517,596	48,864,606
130,133	Korea Shipbuilding & Offshore Engineering Co. Ltd.1,[3]	14,051,920	14,160,386
3,545,471	Samsung Electronics Co., Ltd.[3]	110,002,411	170,845,054

Total Korea, Republic of		195,884,931	269,253,941

Mexico (4.13%)
527,613	Fomento Economico Mexicano, S.A.B. de C.V., ADR	48,451,419	49,864,705
3,268,929	GRUMA, S.A.B. de C.V., Cl B	44,571,906	33,504,469
6,807,723	Grupo Lala, S.A.B. de C.V.	12,002,993	5,901,287
18,422,119	Grupo Mexico S.A.B. de C.V., Series B	50,309,828	50,645,603
6,523,578	Infraestructura Energetica Nova S.A.B. de C.V.	28,413,159	30,631,403
17,184,944	Wal-Mart de Mexico, S.A.B de C.V.	39,481,810	49,334,855

Total Mexico		223,231,115	219,882,322

See Notes to Financial Statements.	25

Baron Emerging Markets Fund	December 31, 2019

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (continued)
Nigeria (0.04%)
29,269,157	Lekoil, Ltd.[1],5	$10,908,206	$1,802,801

Panama (1.34%)
660,897	Copa Holdings, S.A., Cl A	50,122,562	71,429,748

Philippines (2.50%)
67,874,365	Ayala Land, Inc.[3]	52,889,505	60,877,208
23,121,786	BDO Unibank, Inc.	52,592,958	72,134,311

Total Philippines		105,482,463	133,011,519

Russia (2.92%)
7,669,071	Sberbank of Russia PJSC, ADR[3]	83,915,781	126,343,788
672,341	Yandex N.V., Cl A1	8,998,348	29,240,110

Total Russia		92,914,129	155,583,898

South Africa (3.43%)
2,809,050	Bid Corp. Ltd.[3]	56,722,668	66,241,710
3,120,444	Bidvest Group Ltd.	31,680,015	45,621,399
21,661,727	Pepkor Holdings Limited, 144A	31,719,577	27,947,123
1,272,986	Sasol Limited[3]	42,724,916	27,618,240
699,228	Sasol Limited, ADR	22,855,400	15,110,317

Total South Africa		185,702,576	182,538,789

Taiwan, Province of China (6.98%)
13,305,879	Delta Electronics, Inc.[3]	57,892,382	67,332,723
3,958,439	Eclat Textile Co., Ltd.[3]	46,734,984	53,286,234
515,478	Far EasTone Telecommunications Co., Ltd.[3]	997,686	1,239,800
3,052,065	Ginko International Co., Ltd.[3]	37,944,740	21,590,323
901,530	Makalot Industrial Co., Ltd.[3]	3,436,590	4,742,864
9,845,039	Taiwan Mobile Co., Ltd.	33,746,402	36,783,013
3,211,402	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	100,034,935	186,582,456

Total Taiwan, Province of China		280,787,719	371,557,413

Thailand (1.51%)
2,902,129	Bangkok Bank Public Co. Ltd., Cl F3	17,861,895	15,442,304
3,836,364	Bangkok Bank Public Co. Ltd., NVDR[3]	20,304,820	20,470,376
18,299,134	CP All Plc., Cl F3	41,298,236	44,308,482

Total Thailand		79,464,951	80,221,162

United Arab Emirates (0.91%)
5,743,182	Network International Holdings Ltd., 144A1,[3]	37,172,978	48,617,645

Total Common Stocks		4,111,814,947	5,222,662,556

Private Common Stocks (0.16%)
India (0.16%)
3,846,048	Hemisphere Properties India Limited[1,2,4]	14,647,473	8,693,544

Principal Amount		Cost	Value
Short Term Investments (1.72%)

$91,331,748	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $91,335,046; (Fully collateralized by $92,920,000 U.S. Treasury Note, 1.625% due 11/15/2022; Market value - $93,162,335)[3]	$91,331,748	$91,331,748

Total Investments (100.01%)		$4,217,794,168	5,322,687,848

Liabilities Less Cash and Other Assets (-0.01%)			(655,382)

Net Assets			$5,322,032,466

Retail Shares (Equivalent to $14.72 per share based on 45,318,209 shares outstanding)			$667,091,988

Institutional Shares (Equivalent to $14.75 per share based on 314,983,805 shares outstanding)			$4,644,847,696

R6 Shares (Equivalent to $14.75 per share based on 684,027 shares outstanding)			$10,092,782

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2019, the market value of restricted and fair valued securities amounted to $8,693,544 or 0.16% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
[5]	See Note 10 regarding “Affiliated” companies.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the market value of Rule 144A securities amounted to $451,668,805 or 8.49% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2019	Percentage of Net Assets

Financials	19.7%

Consumer Discretionary	18.3

Information Technology	18.2

Health Care	9.0

Consumer Staples	8.8

Industrials	8.7

Communication Services	7.4

Energy	4.6

Materials	1.7

Real Estate	1.3

Utilities	0.6

Cash and Cash Equivalents*	1.7
100.0%

*	Includes short term investments.

26	See Notes to Financial Statements.

December 31, 2019	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (95.01%)
Argentina (4.61%)
60,319	Globant S.A.[1]	$3,960,173	$6,396,830
20,551	MercadoLibre, Inc.[1]	10,754,434	11,753,939

Total Argentina		14,714,607	18,150,769

Brazil (4.97%)
222,389	Afya Ltd., Cl A1	4,225,391	6,031,190
50,228	Arco Platform Limited, Cl A1	984,439	2,220,077
136,298	PagSeguro Digital Ltd., Cl A1	3,699,799	4,655,940
135,848	StoneCo Ltd., Cl A1	4,342,760	5,418,977
32,832	XP, Inc., Cl A1	886,464	1,264,688

Total Brazil		14,138,853	19,590,872

Canada (3.34%)
8,416	Constellation Software, Inc.	6,018,735	8,173,672
12,529	Shopify, Inc., Cl A1	3,942,629	4,981,280

Total Canada		9,961,364	13,154,952

China (12.49%)
123,670	Alibaba Group Holding Limited, ADR[1]	20,429,252	26,230,407
112,925	GDS Holdings Limited, ADR[1]	4,484,479	5,824,672
358,518	Meituan Dianping, Cl B1,2	2,817,749	4,684,448
97,865	Pinduoduo, Inc., ADR[1]	2,281,336	3,701,254
182,470	TAL Education Group, ADR[1]	5,388,123	8,795,054

Total China		35,400,939	49,235,835

India (5.46%)
118,365	Bajaj Finance Ltd.[2]	6,849,764	7,025,880
154,790	HDFC Bank Limited, ADR	8,682,419	9,809,042
198,925	Kotak Mahindra Bank Ltd.[2]	3,547,034	4,695,069

Total India		19,079,217	21,529,991

Israel (6.63%)
205,711	Fiverr International Ltd.[1]	4,369,273	4,834,208
121,592	Mellanox Technologies Ltd.[1]	11,702,636	14,248,151
57,460	Wix.com Ltd.[1]	6,412,310	7,031,955

Total Israel		22,484,219	26,114,314

Netherlands (6.35%)
7,596	Adyen N.V., 144A1,2	5,744,861	6,248,436
72,081	argenx SE, ADR[1]	5,904,819	11,570,442
24,356	ASML Holding N.V.[2]	4,566,363	7,210,750

Total Netherlands		16,216,043	25,029,628

United Arab Emirates (1.38%)
644,237	Network International Holdings plc, 144A1,2	4,608,615	5,453,647

United Kingdom (3.50%)
172,707	Endava plc, ADR[1]	4,326,586	8,048,146
847,635	Trainline Plc, 144A1,2	3,780,791	5,740,872

Total United Kingdom		8,107,377	13,789,018

United States (46.28%)
7,268	10X Genomics, Inc., Cl A1	283,452	554,185
196,272	Acceleron Pharma, Inc.[1]	8,364,542	10,406,341
13,139	Alphabet, Inc., Cl C1	14,760,753	17,567,106
12,584	Amazon.com, Inc.[1]	19,950,614	23,253,219
38,231	Anaplan, Inc.[1]	1,264,956	2,003,304
57,330	Bill.Com Holdings, Inc.[1]	1,261,260	2,181,406
173,388	Cloudflare, Inc., Cl A1	2,600,820	2,957,999
142,324	Datadog, Inc., Cl A1	3,842,748	5,377,001
118,682	Dynatrace, Inc.[1]	2,152,692	3,002,655
56,130	EPAM Systems, Inc.[1]	7,895,978	11,908,541
70,867	Facebook, Inc., Cl A1	12,317,415	14,545,452
81,773	Fidelity National Information Services, Inc.	9,502,910	11,373,807

Shares		Cost	Value
Common Stocks (continued)
United States (continued)
41,913	Guardant Health, Inc.[1]	$1,595,777	$3,275,082
36,633	Illumina, Inc.[1]	10,185,883	12,152,631
119,485	Medallia, Inc.[1]	3,441,691	3,717,178
33,866	Okta, Inc.[1]	2,174,897	3,907,120
56,645	RingCentral, Inc., Cl A1	7,631,928	9,554,312
36,159	Sage Therapeutics, Inc.[1]	3,932,471	2,610,318
100,369	Splunk, Inc.[1]	11,909,082	15,032,265
117,120	Twilio Inc., Cl A1	13,685,748	11,510,554
69,045	Veeva Systems, Inc., Cl A1	7,422,310	9,711,870
133,111	Yext, Inc.[1]	1,885,244	1,919,461
84,186	Zscaler, Inc.[1]	4,314,740	3,914,649

Total United States		152,377,911	182,436,456

Total Common Stocks		297,089,145	374,485,482

Principal Amount
Short Term Investments (9.22%)
$36,349,060	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $36,350,372; (Fully collateralized by $36,980,000 U.S. Treasury Note, 1.625% due 11/15/2022; Market value - $37,076,444)[2]	36,349,060	36,349,060

Total Investments (104.23%)		$333,438,205	410,834,542

Liabilities Less Cash and Other Assets (-4.23%)			(16,668,678)

Net Assets			$394,165,864

Retail Shares (Equivalent to $28.68 per share based on 6,088,496 shares outstanding)			$174,623,286

Institutional Shares (Equivalent to $29.12 per share based on 7,307,158 shares outstanding)			$212,774,030

R6 Shares (Equivalent to $29.14 per share based on 232,311 shares outstanding)			$6,768,548

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the market value of Rule 144A securities amounted to $17,442,955 or 4.43% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2019	Percentage of Net Assets

Information Technology	43.6%

Consumer Discretionary	24.7

Health Care	12.8

Communication Services	8.1

Financials	5.8

Cash and Cash Equivalents*	5.0
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	27

Baron Real Estate Income Fund	December 31, 2019

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (97.55%)
Consumer Discretionary (12.30%)
	Casinos & Gaming (10.29%)
1,104	Las Vegas Sands Corp.	$69,532	$76,220
6,221	MGM Resorts International	174,166	206,973
5,295	Penn National Gaming, Inc. [1]	115,667	135,340
1,930	Red Rock Resorts, Inc., Cl A	44,837	46,223

		404,202	464,756
	Hotels, Resorts & Cruise Lines (2.01%)
704	Marriott Vacations Worldwide Corp.	53,691	90,647

Total Consumer Discretionary		457,893	555,403

Information Technology (5.12%)
	Internet Services & Infrastructure (5.12%)
4,483	GDS Holdings Limited, ADR [1,2]	131,612	231,233

Real Estate (76.34%)
	Diversified REITs (0.81%)
981	STORE Capital Corp.	39,617	36,533

	Hotel & Resort REITs (1.99%)
516	Host Hotels & Resorts, Inc.	9,689	9,572
2,588	MGM Growth Properties LLC, Cl A	73,268	80,150

		82,957	89,722
	Industrial REITs (13.04%)
2,823	Duke Realty Corp.	76,594	97,874
3,615	Prologis, Inc.	268,035	322,241
3,693	Rexford Industrial Realty, Inc.	130,149	168,659

		474,778	588,774
	Office REITs (14.66%)
490	Boston Properties, Inc.	62,763	67,551
1,277	Douglas Emmett, Inc.	50,433	56,060
6,286	Hudson Pacific Properties, Inc.	204,205	236,668
2,414	Kilroy Realty Corporation	178,170	202,535
1,082	SL Green Realty Corp.	97,130	99,414

		592,701	662,228
	Real Estate Operating Companies (1.54%)
3,120	Kennedy-Wilson Holdings, Inc.	52,665	69,576

	Residential REITs (17.58%)
406	AvalonBay Communities, Inc.	66,262	85,138
1,908	Equity LifeStyle Properties, Inc.	91,771	134,304
1,150	Equity Residential	69,605	93,058
228	Essex Property Trust, Inc.	56,263	68,596
9,387	Invitation Homes, Inc.	227,471	281,328
876	Sun Communities, Inc.	86,736	131,488

		598,108	793,912

Shares		Cost	Value
Common Stocks (continued)

Real Estate (continued)
	Specialized REITs (26.72%)
1,246	Alexandria Real Estate Equities, Inc. [3]	$166,195	$201,329
1,198	American Tower Corp.	225,403	275,324
4,304	Americold Realty Trust [3]	75,063	150,898
493	Crown Castle International Corp.	52,995	70,080
466	Equinix, Inc.	208,997	272,004
2,255	Gaming and Leisure Properties, Inc.	82,577	97,078
2,410	QTS Realty Trust, Inc., Cl A	108,048	130,791
303	Weyerhaeuser Co.	8,044	9,151

		927,322	1,206,655

Total Real Estate		2,768,148	3,447,400

Utilities (3.79%)
	Multi-Utilities (3.79%)
3,421	Brookfield Infrastructure Partners L.P. [2]	144,421	171,016

Total Common Stocks		3,502,074	4,405,052

Principal Amount
Short Term Investments (3.59%)
$162,236	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $162,242; (Fully collateralized by $165,000 U.S. Treasury Note, 2.00% due 11/30/2022; Market value - $167,117)[4]	162,236	162,236

Total Investments (101.14%)		$3,664,310	4,567,288

Liabilities Less Cash and Other Assets (-1.14%)			(51,480)

Net Assets			$4,515,808

Retail Shares (Equivalent to $11.65 per share based on 118,594 shares outstanding)			$1,381,463

Institutional Shares (Equivalent to $11.68 per share based on 230,619 shares outstanding)			$2,693,371

R6 Shares (Equivalent to $11.67 per share based on 37,784 shares outstanding)			$440,974

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

28	See Notes to Financial Statements.

December 31, 2019	Baron Health Care Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Common Stocks (96.30%)
Health Care (94.21%)
	Biotechnology (20.75%)
6,817	Acceleron Pharma, Inc.[1]	$285,940	$361,437
6,882	Alector, Inc.[1]	129,996	118,577
3,547	argenx SE, ADR[1,2]	315,947	569,364
6,229	ArQule, Inc.[1]	49,267	124,331
2,494	Arrowhead Pharmaceuticals, Inc.[1]	40,194	158,194
4,300	Biohaven Pharmaceutical Holding Co. Ltd.[1,2]	199,132	234,092
2,900	Dicerna Pharmaceuticals, Inc.[1]	74,855	63,887
5,300	Minerva Neurosciences, Inc.[1]	30,435	37,683
1,903	Neurocrine Biosciences, Inc.[1]	173,077	204,554
763	NextCure, Inc.[1]	22,431	42,980
3,275	PTC Therapeutics, Inc.[1]	158,860	157,298
1,392	Sage Therapeutics, Inc.[1]	184,786	100,489
7,896	Shanghai Henlius Biotech, Inc., Cl H, 144A (Hong Kong)[1,2]	50,519	41,090
1,570	uniQure NV1,2	104,247	112,506
2,875	Vertex Pharmaceuticals, Incorporated[1]	490,156	629,481
5,675	Zai Lab Limited, ADR[1,2]	165,727	236,023

		2,475,569	3,191,986
	Health Care Equipment (26.90%)
9,596	Abbott Laboratories	733,354	833,508
1,463	DexCom, Inc.[1]	176,421	320,017
1,914	Edwards Lifesciences Corp.[1]	340,601	446,517
413	IDEXX Laboratories, Inc. [1]	90,316	107,847
2,970	Inspire Medical Systems, Inc.[1,3]	160,507	220,404
1,685	Insulet Corp. [1]	126,999	288,472
661	Intuitive Surgical, Inc.[1]	328,819	390,750
900	Masimo Corporation [1]	134,241	142,254
10,662	Silk Road Medical, Inc.[1,3]	332,294	430,532
1,110	Teleflex, Inc.	307,221	417,848
3,600	Zimmer Biomet Holdings, Inc.	497,139	538,848

		3,227,912	4,136,997

	Health Care Facilities (2.00%)
2,085	HCA Healthcare, Inc.	278,460	308,184

	Health Care Supplies (4.02%)
3,879	Alcon, Inc.[1,2]	220,084	219,435
1,040	The Cooper Companies, Inc.	279,553	334,142
431	West Pharmaceutical Services, Inc.	39,160	64,792

		538,797	618,369

	Health Care Technology (0.76%)
1,400	Teladoc Health, Inc.[1]	91,197	117,208

	Life Sciences Tools & Services (15.25%)
1,470	10X Genomics, Inc., Cl A1,3	67,022	112,088
582	Adaptive Biotechnologies Corporation[1]	15,084	17,413
1,522	Bio-Techne Corporation	240,972	334,094
1,780	Guardant Health, Inc.[1,3]	95,881	139,089
778	ICON plc[1,2]	112,069	133,995
1,137	Illumina, Inc.[1]	327,065	377,188
2,013	IQVIA Holdings, Inc.[1]	294,776	311,029
312	Mettler-Toledo International, Inc.[1]	215,227	247,503
1,850	Thermo Fisher Scientific, Inc.	540,179	601,010
2,614	Veracyte, Inc.[1,3]	60,501	72,983

		1,968,776	2,346,392

	Managed Health Care (11.99%)
4,065	HealthEquity, Inc.[1]	265,537	301,094
1,350	Humana, Inc.	363,805	494,802
3,564	UnitedHealth Group, Incorporated	885,935	1,047,745

		1,515,277	1,843,641

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Pharmaceuticals (12.54%)
15,174	AstraZeneca PLC, ADR[2]	$617,098	$756,576
5,044	Dechra Pharmaceuticals plc (United Kingdom)[2,4]	157,055	193,942
9,012	Merck & Co., Inc.	753,057	819,641
1,200	Zoetis, Inc.	142,301	158,820

		1,669,511	1,928,979

Total Health Care		11,765,499	14,491,756

Real Estate (2.09%)

	Specialized REITs (2.09%)
1,997	Alexandria Real Estate Equities, Inc.[3]	265,313	322,675

Total Common Stocks		12,030,812	14,814,431

Principal Amount
Short Term Investments (4.44%)
$682,547	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2019, 0.65% due 1/2/2020; Proceeds at maturity - $682,571; (Fully collateralized by $700,000 U.S. Treasury Note, 1.625% due 12/15/2022; Market value - $701,037)[4]	682,547	682,547

Total Investments (100.74%)		$12,713,359	15,496,978

Liabilities Less Cash and Other Assets (-0.74%)			(114,351)

Net Assets			$15,382,627

Retail Shares (Equivalent to $12.86 per share based on 389,410 shares outstanding)			$5,008,919

Institutional Shares (Equivalent to $12.92 per share based on 700,758 shares outstanding)			$9,050,689

R6 Shares (Equivalent to $12.91 per share based on 102,461 shares outstanding)			$1,323,019

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the market value of Rule 144A securities amounted to $41,090 or 0.27% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$3,465,199,004	$260,445,085	$322,737,230	$619,840,716
“Affiliated” investments	—	—	—	—

Total investments, at value	3,465,199,004	260,445,085	322,737,230	619,840,716
Foreign currency, at value†	—	—	139	—
Cash	—	—	10,632	—
Receivable for securities sold	3,216,208	1,784,964	505,774	—
Dividends and interest receivable	3,074,373	330,349	120,635	722,398
Receivable for shares sold	2,844,795	32,487	1,306,864	1,096,319
Prepaid expenses	345,713	319	351	744
Other assets	—	—	—	—

	3,474,680,093	262,593,204	324,681,625	621,660,177

Liabilities:
Payable for borrowings against line of credit	740,500,000	—	—	—
Payable for securities purchased	2,590,828	—	897,877	—
Payable for shares redeemed	2,135,072	117,534	344,753	1,205,088
Distribution fees payable (Note 4)	982	932	650	407
Investment advisory fees payable (Note 4)	642	346	175	325
Accrued capital gains taxes	—	—	40,323	—
Accrued expenses and other payables	1,930,920	80,420	141,743	148,670

	747,158,444	199,232	1,425,521	1,354,490

Net Assets	$2,727,521,649	$262,393,972	$323,256,104	$620,305,687

Net Assets consist of:
Paid-in capital	$790,394,774	$114,101,258	$263,115,201	$384,528,653
Distributable earnings/(losses)	1,937,126,875	148,292,714	60,140,903	235,777,034

Net Assets	$2,727,521,649	$262,393,972	$323,256,104	$620,305,687

Retail Shares:
Net Assets	$1,353,591,934	$49,091,974	$82,037,587	$246,914,840
Shares Outstanding ($0.01 par value; indefinite shares authorized)	19,604,575	2,432,539	3,348,238	9,432,163

Net Asset Value and Offering Price Per Share	$69.04	$20.18	$24.50	$26.18

Institutional Shares:
Net Assets	$1,186,968,381	$91,330,449	$223,535,106	$360,215,436
Shares Outstanding ($0.01 par value; indefinite shares authorized)	16,759,975	4,418,539	8,984,636	13,499,170

Net Asset Value and Offering Price Per Share	$70.82	$20.67	$24.88	$26.68

R6 Shares:
Net Assets	$186,961,334	$121,971,549	$17,683,411	$13,175,411
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,640,021	5,898,073	710,730	493,732

Net Asset Value and Offering Price Per Share	$70.82	$20.68	$24.88	$26.69

*Investments in securities, at cost
Unaffiliated investments	$1,538,818,661	$115,664,661	$251,544,899	$396,091,093
“Affiliated” investments	—	—	—	—

Total investments, at cost	$1,538,818,661	$115,664,661	$251,544,899	$396,091,093

†Foreign currency, at cost:	$—	$—	$138	$—

30	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2019

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$5,320,885,047	$410,834,542	$4,567,288	$15,496,978
“Affiliated” investments	1,802,801	—	—	—

Total investments, at value	5,322,687,848	410,834,542	4,567,288	15,496,978
Foreign currency, at value†	10,298,343	1,673,042	—	—
Cash	—	—	1,759	—
Receivable for securities sold	8,668,438	4,229,882	—	—
Dividends and interest receivable	4,321,714	7,810	13,778	9,403
Receivable for shares sold	6,977,933	4,801,305	—	8,412
Prepaid expenses	6,466	197	6	12
Other assets	399,247	—	—	—

	5,353,359,989	421,546,778	4,582,831	15,514,805

Liabilities:
Payable for borrowings against line of credit	—	—	—	—
Payable for securities purchased	22,376,729	26,678,492	—	61,126
Payable for shares redeemed	7,588,882	444,550	—	—
Distribution fees payable (Note 4)	194	738	129	431
Investment advisory fees payable (Note 4)	427	62	—	—
Accrued capital gains taxes	—	149,208	—	—
Accrued expenses and other payables	1,361,291	107,864	66,894	70,621

	31,327,523	27,380,914	67,023	132,178

Net Assets	$5,322,032,466	$394,165,864	$4,515,808	$15,382,627

Net Assets consist of:
Paid-in capital	$4,617,195,348	$330,081,324	$3,839,401	$12,673,183
Distributable earnings/(losses)	704,837,118	64,084,540	676,407	2,709,444

Net Assets	$5,322,032,466	$394,165,864	$4,515,808	$15,382,627

Retail Shares:
Net Assets	$667,091,988	$174,623,286	$1,381,463	$5,008,919
Shares Outstanding ($0.01 par value; indefinite shares authorized)	45,318,209	6,088,496	118,594	389,410

Net Asset Value and Offering Price Per Share	$14.72	$28.68	$11.65	$12.86

Institutional Shares:
Net Assets	$4,644,847,696	$212,774,030	$2,693,371	$9,050,689
Shares Outstanding ($0.01 par value; indefinite shares authorized)	314,983,805	7,307,158	230,619	700,758

Net Asset Value and Offering Price Per Share	$14.75	$29.12	$11.68	$12.92

R6 Shares:
Net Assets	$10,092,782	$6,768,548	$440,974	$1,323,019
Shares Outstanding ($0.01 par value; indefinite shares authorized)	684,027	232,311	37,784	102,461

Net Asset Value and Offering Price Per Share	$14.75	$29.14	$11.67	$12.91

*Investments in securities, at cost
Unaffiliated investments	$4,206,885,962	$333,438,205	$3,664,310	$12,713,359
“Affiliated” investments	10,908,206	—	—	—

Total investments, at cost	$4,217,794,168	$333,438,205	$3,664,310	$12,713,359

†Foreign currency, at cost:	$10,297,994	$1,674,641	$—	$—

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2019

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$21,831,814	$1,574,510	$3,794,930	$7,374,424
Interest	1,426	9,565	59,749	49,689
Securities lending income, net	—	—	—	—
Foreign taxes withheld on dividends	(24,000)	—	(357,716)	(45,631)

Total income	21,809,240	1,584,075	3,496,963	7,378,482

Expenses:
Investment advisory fees (Note 4)	23,480,010	2,296,350	2,496,617	6,006,483
Distribution fees — Retail Shares (Note 4)	2,985,706	112,483	187,290	590,907
Shareholder servicing agent fees and expenses — Retail Shares	136,560	20,232	21,192	36,751
Shareholder servicing agent fees and expenses — Institutional Shares	53,275	12,724	19,419	28,521
Shareholder servicing agent fees and expenses — R6 Shares	6,982	4,769	710	521
Line of credit fees	532,451	2,330	2,989	5,234
Reports to shareholders	339,370	10,192	65,638	143,590
Trustee fees and expenses (Note 4)	135,662	13,341	16,337	35,430
Professional fees	120,290	54,705	75,664	54,738
Custodian and fund accounting fees	87,654	21,162	134,458	56,921
Registration and filing fees	84,894	50,020	71,618	58,340
Administration fees	54,842	45,172	45,411	46,847
Insurance expense	24,432	2,341	2,726	7,343
Miscellaneous expenses	2,157	2,158	2,157	2,157

Total operating expenses	28,044,285	2,647,979	3,142,226	7,073,783

Interest expense on borrowings	21,047,344	10,459	—	1,403

Total expenses	49,091,629	2,658,438	3,142,226	7,075,186
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(14,912)	(78,770)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(2,857)	(167,368)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	(12,839)	—

Net expenses	49,091,629	2,640,669	2,883,249	7,075,186

Net investment income (loss)	(27,282,389)	(1,056,594)	613,714	303,296

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	42,371,737	9,264,307	(7,780,772)[1]	92,471,238
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(86,888)	(5,867)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	851,397,373	53,073,399	75,946,866 [2]	125,805,166
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	—	—	(880)	1,463

Net gain (loss) on investments	893,769,110	62,337,706	68,078,326	218,272,000

Net increase (decrease) in net assets resulting from operations	$866,486,721	$61,281,112	$68,692,040	$218,575,296

[1]	Net of realized foreign capital gains tax of $(131).
[2]	Increase in accrued foreign capital gains tax payable of $40,323.

32	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2019

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$89,241,746	$2,154,507	$81,736	$59,829
Interest	1,128,381	74,104	432	4,272
Securities lending income, net	—	6,450	—	—
Foreign taxes withheld on dividends	(9,438,931)	(31,039)	(65)	—

Total income	80,931,196	2,204,022	82,103	64,101

Expenses:
Investment advisory fees (Note 4)	50,755,498	1,960,175	28,134	84,656
Distribution fees — Retail Shares (Note 4)	1,754,265	244,172	2,194	10,690
Shareholder servicing agent fees and expenses — Retail Shares	71,057	20,498	12,450	13,536
Shareholder servicing agent fees and expenses — Institutional Shares	171,780	16,283	9,659	9,913
Shareholder servicing agent fees and expenses — R6 Shares	407	259	18	45
Line of credit fees	53,040	2,549	38	52
Reports to shareholders	997,400	47,970	614	1,575
Trustee fees and expenses (Note 4)	297,451	12,334	214	633
Professional fees	238,510	56,250	51,833	52,548
Custodian and fund accounting fees	2,625,712	54,331	21,576	20,844
Registration and filing fees	229,070	72,830	47,466	44,787
Administration fees	68,114	45,026	44,195	44,226
Insurance expense	56,278	1,216	32	90
Miscellaneous expenses	23,637	2,157	2,153	2,270

Total operating expenses	57,342,219	2,536,050	220,576	285,865

Interest expense on borrowings	—	4,838	—	—

Total expenses	57,342,219	2,540,888	220,576	285,865
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(91,427)	(51,112)	(72,662)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(119,100)	(119,366)	(92,706)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(5,822)	(17,895)	(13,863)

Net expenses	57,342,219	2,324,539	32,203	106,634

Net investment income (loss)	23,588,977	(120,517)	49,900	(42,533)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(329,252,885)[1]	(9,211,096)	(36,803)	249,473
Net realized gain (loss) on investments sold —“Affiliated” investments	(3,752,784)	—	—	—
Net realized gain (loss) on foreign currency transactions	(3,705,301)	(16,397)	(27)	(524)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	1,163,671,949 [2]	71,008,908 [3]	1,076,338	3,217,623
Investments — “Affiliated” investments	2,558,432	—	—	—
Foreign currency translations	(31,828)	(5,195)	2	—

Net gain (loss) on investments	829,487,583	61,776,220	1,039,510	3,466,572

Net increase (decrease) in net assets resulting from operations	$853,076,560	$61,655,703	$1,089,410	$3,424,039

[1]	Net of realized foreign capital gains tax of $132,939.
[2]	Decrease in accrued foreign capital gains tax payable of $431,619.
[3]	Increase in accrued foreign capital gains tax payable of $148,731.

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(27,282,389)	$(22,090,669)	$(1,056,594)	$(616,876)	$613,714	$439,867
Net realized gain (loss)	42,371,737	15,081,645	9,264,307	(452,569)	(7,867,660)	3,571,665
Change in net unrealized appreciation (depreciation)	851,397,373	(40,849,029)	53,073,399	8,560,274	75,945,986	(56,982,737)

Increase (decrease) in net assets resulting from operations	866,486,721	(47,858,053)	61,281,112	7,490,829	68,692,040	(52,971,205)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(3,617,885)	—	(856,916)	(431,996)	(66,199)	(2,152,374)
Distributable earnings — Institutional Shares	(3,010,801)	—	(1,561,032)	(712,211)	(660,211)	(5,328,219)
Distributable earnings — R6 Shares	(475,654)	—	(2,082,253)	(944,300)	(53,273)	(421,535)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(7,104,340)	—	(4,500,201)	(2,088,507)	(779,683)	(7,902,128)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	90,037,627	155,925,276	1,825,164	3,162,803	27,933,618	73,609,482
Proceeds from the sale of shares — Institutional Shares	169,666,596	314,519,421	8,892,431	12,083,506	83,222,467	186,489,970
Proceeds from the sale of shares — R6 Shares	7,484,712	119,688,432	1,702,046	70,752,895	2,096,562	15,256,024
Net asset value of shares issued in reinvestment of distributions — Retail Shares	3,525,745	—	835,103	421,927	65,385	2,122,207
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	2,734,753	—	1,545,091	704,835	628,802	5,272,168
Net asset value of shares issues in reinvestment of distribution — R6 Shares	475,654	—	2,082,253	944,300	53,273	421,536
Cost of shares redeemed — Retail Shares	(192,661,119)	(219,787,541)	(5,363,028)	(6,467,613)	(23,715,267)	(56,403,653)
Cost of shares redeemed — Institutional Shares	(167,386,058)	(339,332,670)	(9,547,252)	(75,949,660)	(60,613,362)	(107,486,270)
Cost of shares redeemed — R6 Shares	(896,215)	(52,377)	(164,500)	(57,736)	(775,985)	(32,907)

Increase (decrease) in net assets derived from capital share transactions	(87,018,305)	30,960,541	1,807,308	5,595,257	28,895,493	119,248,557

Net increase (decrease) in net assets	772,364,076	(16,897,512)	58,588,219	10,997,579	96,807,850	58,375,224

Net Assets:
Beginning of year	1,955,157,573	1,972,055,085	203,805,753	192,808,174	226,448,254	168,073,030

End of year	$2,727,521,649	$1,955,157,573	$262,393,972	$203,805,753	$323,256,104	$226,448,254

Capital share transactions — Retail Shares
Shares sold	1,548,458	2,763,676	100,539	185,094	1,265,303	3,157,981
Shares issued in reinvestment of distributions	60,455	—	43,586	23,221	2,810	102,161
Shares redeemed	(3,279,145)	(4,088,270)	(296,123)	(383,305)	(1,067,849)	(2,477,734)

Net increase (decrease)	(1,670,232)	(1,324,594)	(151,998)	(174,990)	200,264	782,408

Capital share transactions — Institutional Shares
Shares sold	2,827,777	5,677,101	487,896	700,376	3,678,242	7,855,375
Shares issued in reinvestment of distributions	45,762	—	78,751	38,017	26,538	250,659
Shares redeemed	(2,807,163)	(6,172,617)	(530,047)	(4,517,080)	(2,713,113)	(4,691,537)

Net increase (decrease)	66,376	(495,516)	36,600	(3,778,687)	991,667	3,414,497

Capital share transactions — R6 Shares
Shares sold	121,486	2,213,681	94,945	4,217,821	97,848	594,888
Shares issued in reinvestment of dividends	7,958	—	106,075	50,906	2,249	20,056
Shares redeemed	(13,736)	(955)	(8,493)	(3,343)	(34,481)	(1,596)

Net increase (decrease)	115,708	2,212,726	192,527	4,265,384	65,616	613,348

34	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$303,296	$640,121	$23,588,977	$30,304,500	$(120,517)	$(677,924)
Net realized gain (loss)	92,465,371	57,057,483	(336,710,970)	56,128,263	(9,227,493)	(2,940,241)
Change in net unrealized appreciation (depreciation)	125,806,629	(258,447,830)	1,166,198,553	(1,212,613,253)	71,003,713	(5,968,126)

Increase (decrease) in net assets resulting from operations	218,575,296	(200,750,226)	853,076,560	(1,126,180,490)	61,655,703	(9,586,291)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(31,005,947)	(26,442,877)	(1,268,843)	(1,117,756)	—	—
Distributable earnings — Institutional Shares	(46,250,153)	(44,416,235)	(19,857,592)	(19,835,537)	—	—
Distributable earnings — R6 Shares	(1,593,775)	(1,041,760)	(45,104)	(35,277)	—	—
Return of capital — Retail Shares	—	—	(95,058)	—	—	—
Return of capital — Institutional Shares	—	—	(1,568,242)	—	—	—
Return of capital — R6 Shares	—	—	(3,565)	—	—	—

Decrease in net assets from distributions to shareholders	(78,849,875)	(71,900,872)	(22,838,404)	(20,988,570)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	16,452,757	46,383,253	147,502,488	437,158,440	193,694,207	48,440,480
Proceeds from the sale of shares — Institutional Shares	76,701,256	157,251,123	1,256,433,713	2,493,450,504	147,870,498	60,517,660
Proceeds from the sale of shares — R6 Shares	1,015,966	9,119,192	3,111,650	5,761,844	656,639	4,427,176
Net asset value of shares issued in reinvestment of distributions — Retail Shares	30,102,414	25,858,417	1,344,532	1,105,010	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	40,793,666	39,636,583	16,453,973	14,691,205	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	1,593,775	1,041,760	48,668	35,277	—	—
Cost of shares redeemed — Retail Shares	(66,992,253)	(183,064,021)	(353,218,303)	(589,651,543)	(77,443,109)	(27,107,071)
Cost of shares redeemed — Institutional Shares	(160,998,576)	(367,687,032)	(1,188,889,020)	(1,571,656,493)	(21,353,408)	(31,083,207)
Cost of shares redeemed — R6 Shares	(1,283,998)	(342,264)	(1,778,915)	(1,703,944)	(75,080)	(56,714)

Increase (decrease) in net assets derived from capital share transactions	(62,614,993)	(271,802,989)	(118,991,214)	789,190,300	243,349,747	55,138,324

Net increase (decrease) in net assets	77,110,428	(544,454,087)	711,246,942	(357,978,760)	305,005,450	45,552,033

Net Assets:
Beginning of year	543,195,259	1,087,649,346	4,610,785,524	4,968,764,284	89,160,414	43,608,381

End of year	$620,305,687	$543,195,259	$5,322,032,466	$4,610,785,524	$394,165,864	$89,160,414

Capital share transactions — Retail Shares
Shares sold	649,290	1,650,560	10,793,349	29,805,250	7,240,017	2,140,868
Shares issued in reinvestment of distributions	1,177,159	1,095,758	96,094	86,127	—	—
Shares redeemed	(2,651,592)	(6,912,902)	(26,095,893)	(42,512,468)	(2,958,414)	(1,229,922)

Net increase (decrease)	(825,143)	(4,166,584)	(15,206,450)	(12,621,091)	4,281,603	910,946

Capital share transactions — Institutional Shares
Shares sold	3,031,136	5,584,334	91,670,499	174,281,858	5,662,392	2,682,700
Shares issued in reinvestment of distributions	1,565,437	1,646,864	1,171,870	1,143,284	—	—
Shares redeemed	(6,306,297)	(13,937,485)	(86,550,571)	(116,693,326)	(813,999)	(1,416,631)

Net increase (decrease)	(1,709,724)	(6,706,287)	6,291,798	58,731,816	4,848,393	1,266,069

Capital share transactions — R6 Shares
Shares sold	41,273	299,573	223,760	393,021	24,195	193,795
Shares issued in reinvestment of dividends	61,161	43,450	3,464	2,743	—	—
Shares redeemed	(50,968)	(12,444)	(126,488)	(126,452)	(2,727)	(2,549)

Net increase (decrease)	51,466	330,579	100,736	269,312	21,468	191,246

See Notes to Financial Statements.	35

Baron Select Funds	December 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund
	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018[1]	For the Year Ended December 31, 2019	For the Period Ended December 31, 2018[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$49,900	$47,741	$(42,533)	$(15,585)
Net realized gain (loss)	(36,830)	(193,314)	248,949	(321,493)
Change in net unrealized appreciation (depreciation)	1,076,340	(173,362)	3,217,623	(434,004)

Increase (decrease) in net assets resulting from operations	1,089,410	(318,935)	3,424,039	(771,082)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(11,507)	(5,824)	—	—
Distributable earnings — Institutional Shares	(30,787)	(34,663)	—	—
Distributable earnings — R6 Shares	(4,958)	(6,188)	—	—
Return of capital — Retail Shares	—	(3,850)	—	—
Return of capital — Institutional Shares	—	(22,912)	—	—
Return of capital — R6 Shares	—	(4,091)	—	—

Decrease in net assets from distributions to shareholders	(47,252)	(77,528)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	876,061	950,100	2,623,253	4,202,417
Proceeds from the sale of shares — Institutional Shares	94,211	2,223,055	2,908,440	4,913,431
Proceeds from the sale of shares — R6 Shares	—	444,807	314,189	792,587
Net asset value of shares issued in reinvestment of distributions — Retail Shares	11,122	8,610	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	30,786	57,574	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	4,958	10,278	—	—
Cost of shares redeemed — Retail Shares	(179,430)	(450,951)	(1,669,658)	(1,115,304)
Cost of shares redeemed — Institutional Shares	(100,049)	(20,650)	(233,050)	(401)
Cost of shares redeemed — R6 Shares	(40,459)	(49,910)	(6,234)	—

Increase (decrease) in net assets derived from capital share transactions	697,200	3,172,913	3,936,940	8,792,730

Net increase (decrease) in net assets	1,739,358	2,776,450	7,360,979	8,021,648

Net Assets:
Beginning of year	2,776,450	—	8,021,648	—

End of year	$4,515,808	$2,776,450	$15,382,627	$8,021,648

Capital share transactions — Retail Shares
Shares sold	81,529	97,663	238,252	401,745
Shares issued in reinvestment of distributions	1,030	903	—	—
Shares redeemed	(16,316)	(46,215)	(143,689)	(106,898)

Net increase (decrease)	66,243	52,351	94,563	294,847

Capital share transactions — Institutional Shares
Shares sold	9,722	223,106	250,393	472,023
Shares issued in reinvestment of distributions	2,879	5,999	—	—
Shares redeemed	(8,933)	(2,154)	(21,618)	(40)

Net increase (decrease)	3,668	226,951	228,775	471,983

Capital share transactions — R6 Shares
Shares sold	—	45,420	27,069	75,892
Shares issued in reinvestment of dividends	463	1,069	—	—
Shares redeemed	(4,167)	(5,001)	(500)	—

Net increase (decrease)	(3,704)	41,488	26,569	75,892

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.

36	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2019

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase (decrease) in net assets resulting from operations	$866,486,721
Adjustments to reconcile net increase (decease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(259,023,436)
Proceeds from sales of portfolio securities	238,279,825
Net purchases, sales and maturities of short term investments	33,559
Increase in dividends and interest receivable	(204,571)
Decrease in prepaid expenses	6,923
Decrease in accrued expenses	(83,237)
Net realized gain on investments	(42,371,737)
Change in net unrealized appreciation of investments	(851,397,373)

Net cash provided (used) by operating activities	$(48,273,326)

Cash Provided in Financing Activities
Distributions paid to shareholders	(368,188)
Proceeds from shares sold	271,508,592
Payment for shares redeemed	(361,867,078)
Increase in payable for borrowings against line of credit	139,000,000

Net cash provided (used) in financing activities	48,273,326

Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental cash flow information:
Interest paid	$21,140,506

Non-cash financing activities not included herein consist of all reinvestment of distributions	$6,736,152

See Notes to Financial Statements.	37

Baron Select Funds	December 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 10 series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron WealthBuilder Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. Baron FinTech Fund commenced investment operations on January 2, 2020 and, therefore, is not included in this report. Baron WealthBuilder Fund is presented in a separate report. Each Fund’s investment objective is to seek capital appreciation and, for Baron Real Estate Income Fund only, current income. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Real Estate Income Fund invests its assets in U.S. and non-U.S. real estate income-producing securities and other real estate securities. Baron Health Care Fund invests its assets primarily in equity securities engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. Baron FinTech Fund invests its assets primarily in securities of companies that develop, use, or rely on innovative technologies or services, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management. On April 29, 2019, Baron Energy and Resources Fund ceased operations and liquidated all remaining assets on a pro rata basis to shareholders.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred

December 31, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

Baron Global Advantage Fund participated in securities lending activities during the year ended December 31, 2019. There were no securities on loan at December 31, 2019.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2019, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

Baron Select Funds	December 31, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Diversification and Concentration.  Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2019 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$259,411,128	$240,772,149
Baron Focused Growth Fund	10,328,135	15,111,393
Baron International Growth Fund	186,299,569	153,433,261
Baron Real Estate Fund	315,027,019	465,375,183
Baron Emerging Markets Fund	2,850,416,703	2,855,445,107
Baron Global Advantage Fund	267,192,472	42,737,815
Baron Real Estate Income Fund	2,608,269	1,926,372
Baron Health Care Fund	11,336,226	7,201,650

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, and Baron Emerging Markets Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund equal to 0.88%, 0.85%, 0.75% and 0.75%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

December 31, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2019, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Global Advantage Fund	$449,144	$281,360	$629
Baron Real Estate Fund	—	336,499	(41,617)
Baron Real Estate Income Fund	—	5,205	(936)

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $750 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 30, 2020. Baron Partners Fund may borrow up to the lesser of $750 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the effective federal funds rate or the one month LIBOR rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2019, interest expense incurred on these loans amounted to $21,047,344. During the year ended December 31, 2019, Baron Partners Fund had an average daily balance on the line of credit of $674.3 million at a weighted average interest rate of 3.12%. At December 31, 2019, Baron Partners Fund had an outstanding balance in the amount of $740,500,000.

The Funds, (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the effective federal funds rate or the one month LIBOR rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets. During the year ended December 31, 2019, Baron Focused Growth Fund, Baron Real Estate Fund, and Baron Global Advantage Fund had borrowings under the line of credit and incurred interest expense of $10,459, $1,403, and $4,838, respectively. For the 32 days during which there were borrowings, Baron Focused Growth Fund had an average daily balance on the line of credit of $3.4 million at a weighted average interest rate of 3.54%. For the 3 days during which there were borrowings, Baron Real Estate Fund had an average daily balance on the line of credit of $4.8 million at a weighted average interest rate of 3.56%. For the 9 days during which there were borrowings, Baron Global Advantage Fund had a balance on the line of credit of $6.9 million at an interest rate of 2.84%.

6. RESTRICTED SECURITIES

At December 31, 2019, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2019, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$50,954,697

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017, 4/5/2018	89,580,822

Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	193,268

Total Restricted Securities:		$140,728,787

(Cost $98,250,037)† (5.16% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

Baron Select Funds	December 31, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$4,795,591

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017, 4/5/2018	6,293,973

Total Restricted Securities:		$11,089,564

(Cost $7,449,906)† (4.23% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Hemisphere Properties India Limited	9/17/2019	$8,693,544

(Cost $14,647,473) (0.16% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

December 31, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of December 31, 2019 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,324,063,895	$—	$—	$3,324,063,895
Private Common Stocks	—	—	50,954,697	50,954,697
Private Preferred Stocks	—	—	89,580,822	89,580,822
Private Partnerships	—	—	193,268	193,268
Short Term Investments	—	406,322	—	406,322

Total Investments	$3,324,063,895	$406,322	$140,728,787	$3,465,199,004

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$248,839,549	$—	$—	$248,839,549
Private Common Stocks	—	—	4,795,591	4,795,591
Private Preferred Stocks	—	—	6,293,973	6,293,973
Short Term Investments	—	515,972	—	515,972

Total Investments	$248,839,549	$515,972	$11,089,564	$260,445,085

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$135,855,231	$181,305,335	$—	$317,160,566
Short Term Investments	—	5,576,664	—	5,576,664

Total Investments	$135,855,231	$186,881,999	$—	$322,737,230

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$611,821,452	$—	$—	$611,821,452
Short Term Investments	—	8,019,264	—	8,019,264

Total Investments	$611,821,452	$8,019,264	$—	$619,840,716

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,859,278,316	$3,363,384,240	$—	$5,222,662,556
Private Common Stocks	—	—	8,693,544	8,693,544
Short Term Investments	—	91,331,748	—	91,331,748

Total Investments	$1,859,278,316	$3,454,715,988	$8,693,544	$5,322,687,848

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$333,426,380	$41,059,102	$—	$374,485,482
Short Term Investments	—	36,349,060	—	36,349,060

Total Investments	$333,426,380	$77,408,162	$—	$410,834,542

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,405,052	$—	$—	$4,405,052
Short Term Investments	—	162,236	—	162,236

Total Investments	$4,405,052	$162,236	$—	$4,567,288

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$14,620,489	$193,942	$—	$14,814,431
Short Term Investments	—	682,547	—	682,547

Total Investments	$14,620,489	$876,489	$—	$15,496,978

† See Statements of Net Assets for additional detailed categorizations.

December 31, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2019
Private Common Stocks
Industrials	$46,723,583	$—	$—	$4,231,114	$—		$—	$—	$—	$50,954,697	$4,231,114
Private Preferred Stocks
Industrials	82,142,319	—	—	7,438,503	—		—	—	—	89,580,822	7,438,503
Private Partnerships
Financials	197,058	—	—	(3,790)	—		—	—	—	193,268	(3,709)

Total	$129,062,960	$—	$—	$11,665,827	$—		$—	$—	$—	$140,728,787	$11,665,827

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2019
Private Common Stocks
Industrials	$4,397,380	$—	$—	$398,211	$—		$—	$—	$—	$4,795,591	$398,211
Private Preferred Stocks
Industrials	5,771,342	—	—	522,631	—		—	—	—	6,293,973	522,631

Total	$10,168,722	$—	$—	$920,842	$—		$—	$—	$—	$11,089,564	$920,842

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases		Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2019
Private Common Stocks
Real Estate	$—	$—	$—	$(5,953,929)	$14,647,473	*	$—	$—	$—	$8,693,544	$(5,953,929)

*	Represents securities received (Hemisphere Properties India Limited) as a spinoff from Tata Communications Ltd. on 9/17/2019.

Baron Select Funds	December 31, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2019 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2019	Range used on December 31, 2019
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$140,535,519*	Combination of discounted cash flow analysis, current value via comparable companies, option-pricing, and arms-length transaction methods	Change in the composite equity index of comparable companies	(0.13)%	(1.68)% - 1.02%
				Discount for lack of marketability	2.88%	2.88%
				Estimated volatility of the returns of equity[1]	25.23%	16.49% - 81.82%

Baron Focused Growth Fund

Sector	Company	Fair Value as of December 31, 2019	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2019	Range used on December 31, 2019
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$11,089,564*	Combination of discounted cash flow analysis, current value via comparable companies, option-pricing, and arms-length transaction methods .	Change in the composite equity index of comparable companies	(0.13)%	(1.68)% - 1.02%
				Discount for lack of marketability	2.88%	2.88%
				Estimated volatility of the returns of equity[1]	25.23%	16.49% - 81.82%

[1]

The volatility was calculated as a weighted-average of the volatilities used for the two business segments of the company. Each business segment’s volatility was calculated as the simple average volatilities of comparable companies relevant to that business segment.

*	The fair value as of December 31, 2019 includes a third party transaction price.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral, and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2019, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, passive foreign investment companies, REITs, and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Distributable Earnings/(Losses)	Paid-In Capital
Baron Partners Fund	$18,917,147	$(18,917,147)
Baron Focused Growth Fund	1,056,594	(1,056,594)
Baron International Growth Fund	—	—
Baron Real Estate Fund	1	(1)
Baron Emerging Markets Fund	21,366	(21,366)
Baron Global Advantage Fund	140,468	(140,468)
Baron Real Estate Income Fund	(336)	336
Baron Health Care Fund	41,042	(41,042)

December 31, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2019, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Cost of investments	$1,540,705,414	$115,664,661	$253,110,365	$399,842,579

Gross tax unrealized appreciation	1,932,393,723	145,824,127	78,555,961	219,998,137
Gross tax unrealized depreciation	(7,900,133)	(1,043,703)	(8,929,096)	—

Net tax unrealized appreciation (depreciation)	1,924,493,590	144,780,424	69,626,865	219,998,137
Net tax unrealized currency appreciation (depreciation)	—	—	(40,923)	—
Undistributed net investment income	—	—	90,340	8,810,496
Non-deductible interest expense	(26,103,458)	—	—	—
Undistributed net realized gain	38,736,743	3,512,290	—	6,968,401
Qualified late year loss deferral	—	—	—	—
Capital loss carryforwards	—	—	(9,535,379)	—
Paid-in capital	790,394,774	114,101,258	263,115,201	384,528,653

Net Assets	$2,727,521,649	$262,393,972	$323,256,104	$620,305,687

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Cost of investments	$4,232,697,140	$333,467,082	$3,697,736	$12,755,926

Gross tax unrealized appreciation	1,241,270,358	81,264,898	872,755	2,859,376
Gross tax unrealized depreciation	(151,279,650)	(3,897,438)	(3,203)	(118,324)

Net tax unrealized appreciation (depreciation)	1,089,990,708	77,367,460	869,552	2,741,052
Net tax unrealized currency appreciation (depreciation)	2,559	(154,247)	—	—
Undistributed net investment income	—	—	791	—
Non-deductible interest expense	—	—	—	—
Undistributed net realized gain	—	—	—	—
Qualified late year loss deferral	(85,773,877)	—	—	—
Capital loss carryforwards	(299,382,272)	(13,128,673)	(193,936)	(31,608)
Paid-in capital	4,617,195,348	330,081,324	3,839,401	12,673,183

Net Assets	$5,322,032,466	$394,165,864	$4,515,808	$15,382,627

As of December 31, 2019, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Short term:
No expiration date	$—	$—	$9,535,379	$—

Long term:
No expiration date	—	—	—	—

Capital loss carryforward utilized during the year ended December 31, 2019	$—	$1,251,816	$—	$—

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Short term:
No expiration date	$152,084,569	$9,423,721	$193,936	$31,608

Long term:
No expiration date	147,297,703	3,704,952	—	—

Capital loss carryforward utilized during the year ended December 31, 2019	$—	$—	$—	$180,046

Baron Select Funds	December 31, 2019

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the year ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$7,104,340	$—	$—	$—	$—
Baron Focused Growth Fund	—	4,500,201	—	—	2,088,507	—
Baron International Growth Fund	694,884	84,799	—	617,685	7,284,443	—
Baron Real Estate Fund	524,560	78,325,315	—	1,388,009	70,512,863	—
Baron Emerging Markets Fund	21,171,539	—	1,666,865	20,988,570	—	—
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	47,252	—	—	46,675	—	30,853
Baron Health Care Fund	—	—	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2019, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2019, the officers, trustees and portfolio managers owned, directly or indirectly, 55.47% of Baron Focused Growth Fund, 60.58% of Baron Real Estate Income Fund, and 40.69% of Baron Health Care Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron Real Estate Income Fund, and Baron Health Care Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

Baron Emerging Markets Fund

Name of Issuer	Value at December 31, 2018	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2019	Value at December 31, 2019	% of Net Assets at December 31, 2019
“Affiliated” Company as of December 31, 2019:
Lekoil Ltd.	$3,217,929	$—	$220,776	$2,558,432	$(3,752,784)	$—	29,269,157	$1,802,801	0.04%

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2019.

11. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has elected to early adopt this guidance and the amendments are reflected in the current year financial statements.

December 31, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Total expenses (%)		Less: interest expense (%)	Net Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	47.77	(0.75)[1]	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	2.22		(0.90)	1.32		(1.29)	1,353.6	7.97

2018	48.75	(0.61)[1]	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)[1]	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

2016	35.62	(0.11)[1]	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59

2015	36.74	(0.05)[1]	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08

2014	33.32	0.23 [1]	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82

2013	22.56	(0.19)[1]	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57

2012	19.39	(0.04)[1]	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04

2011	20.57	(0.14)[1]	(1.04)	(1.18)	0.00	0.00	0.00	19.39	(5.74)	1.71		(0.36)	1.35		(0.69)	970.4	16.96

2010	15.64	(0.09)[1]	5.02	4.93	0.00	0.00	0.00	20.57	31.52	1.71		(0.34)	1.37		(0.51)	1,251.9	15.85

INSTITUTIONAL SHARES

Year Ended December 31,

2019	48.86	(0.62)[1]	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	1,187.0	7.97

2018	49.73	(0.49)[1]	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)[1]	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

2016	36.15	(0.02)[1]	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59

2015	37.28	0.04 [1]	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08

2014	33.72	0.25 [1]	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82

2013	22.78	(0.12)[1]	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57

2012	19.52	0.04 [1]	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04

2011	20.66	(0.08)[1]	(1.06)	(1.14)	0.00	0.00	0.00	19.52	(5.52)	1.45		(0.36)	1.09		(0.41)	123.7	16.96

2010	15.66	(0.06)[1]	5.06	5.00	0.00	0.00	0.00	20.66	31.93	1.45		(0.34)	1.11		(0.36)	119.9	15.85

R6 SHARES

Year Ended December 31,

2019	48.86	(0.62)[1]	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	186.9	7.97

2018	49.73	(0.46)[1]	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)[1]	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

2016[4]	38.61	(0.01)[1]	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period August 31, 2016 (initial offering of R6 shares) to December 31, 2016.

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	15.81	(0.12)[1]	4.85	4.73	0.00	(0.36)	0.00	(0.36)	20.18	30.03	[3]	1.39	[8]	(0.04)	1.35		(0.67)	49.1	4.53

2018	15.38	(0.08)[1]	0.68	0.60	0.00	(0.17)	0.00	(0.17)	15.81	3.75	[3]	1.39	[8]	(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)[1]	3.36	3.27	(0.00)[2]	(0.32)	0.00	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48

2016	13.09	0.01 [1]	0.08	0.09	0.00	(0.75)	0.00	(0.75)	12.43	0.67	[3]	1.43		(0.08)	1.35		0.11	37.7	14.31

2015	14.21	(0.01)[1]	(0.35)	(0.36)	(0.02)	(0.74)	0.00	(0.76)	13.09	(2.42)[3]		1.39		(0.04)	1.35		(0.10)	43.7	12.18

2014	13.97	0.04 [1]	0.29	0.33	0.00	(0.09)	0.00	(0.09)	14.21	2.35	[3]	1.39		(0.04)	1.35		0.31	46.1	36.92

2013	11.26	(0.07)[1]	2.95	2.88	(0.17)	0.00	0.00	(0.17)	13.97	25.69	[3]	1.42		(0.07)	1.35		(0.53)	47.6	33.67

2012	9.71	0.24 [1]	1.31	1.55	0.00	0.00	0.00	0.00	11.26	15.96	[3]	1.48		(0.13)	1.35		2.30	31.4	38.38

2011	9.85	(0.07)[1]	(0.07)	(0.14)	0.00	0.00	0.00	0.00	9.71	(1.42)[3]		1.48		(0.13)	1.35		(0.69)	28.3	44.58

2010	8.14	(0.01)[1]	2.05	2.04	(0.33)	0.00	0.00	(0.33)	9.85	25.17	[3]	1.47		(0.12)	1.35		(0.16)	46.4	24.08

INSTITUTIONAL SHARES

Year Ended December 31,

2019	16.15	(0.08)[1]	4.96	4.88	0.00	(0.36)	0.00	(0.36)	20.67	30.33	[3]	1.11	[8]	(0.01)	1.10		(0.42)	91.3	4.53

2018	15.66	(0.05)[1]	0.71	0.66	0.00	(0.17)	0.00	(0.17)	16.15	4.07		1.09	[8]	0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)[1]	3.41	3.35	(0.00)[2]	(0.32)	0.00	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48

2016	13.25	0.05 [1]	0.08	0.13	0.00	(0.75)	0.00	(0.75)	12.63	0.97	[3]	1.13		(0.03)	1.10		0.37	128.9	14.31

2015	14.37	0.02 [1]	(0.34)	(0.32)	(0.06)	(0.74)	0.00	(0.80)	13.25	(2.12)		1.09		0.00	1.09		0.16	140.5	12.18

2014	14.10	0.08 [1]	0.28	0.36	0.00	(0.09)	0.00	(0.09)	14.37	2.54		1.09		0.00	1.09		0.56	149.2	36.92

2013	11.35	(0.04)[1]	2.99	2.95	(0.20)	0.00	0.00	(0.20)	14.10	26.09	[3]	1.12		(0.02)	1.10		(0.28)	148.4	33.67

2012	9.77	0.26 [1]	1.32	1.58	0.00	0.00	0.00	0.00	11.35	16.17	[3]	1.16		(0.06)	1.10		2.53	87.9	38.38

2011	9.88	(0.04)[1]	(0.07)	(0.11)	0.00	0.00	0.00	0.00	9.77	(1.11)[3]		1.18		(0.08)	1.10		(0.40)	63.6	44.58

2010	8.15	0.01 [1]	2.05	2.06	(0.33)	0.00	0.00	(0.33)	9.88	25.39	[3]	1.19		(0.09)	1.10		0.08	44.3	24.08

R6 SHARES

Year Ended December 31,

2019	16.16	(0.07)[1]	4.95	4.88	0.00	(0.36)	0.00	(0.36)	20.68	30.31		1.10	[8]	0.00	1.10		(0.40)	122.0	4.53

2018	15.67	(0.03)[1]	0.69	0.66	0.00	(0.17)	0.00	(0.17)	16.16	4.07	[3]	1.10	[8]	(0.00)[7]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)[1]	3.42	3.36	(0.00)[2]	(0.32)	0.00	(0.32)	15.67	26.67	[3]	1.10		(0.00)[7]	1.10		(0.38)	22.6	11.48

2016[6]	13.87	0.02 [1]	(0.51)	(0.49)	0.00	(0.75)	0.00	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Less than 0.01%
[8]	Interest expense rounds to less than 0.01%

50	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	19.00	0.01	[1]	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[3]	1.31		(0.11)	1.20		0.06	82.0	56.52

2018	23.90	(0.01)[1]		(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[7]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)[1]		6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

2016	18.05	(0.03)[1]		0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90

2015	17.94	0.03	[1]	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85

2014	18.91	0.03	[1]	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67

2013	15.55	(0.01)[1]		3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60

2012	13.20	(0.02)[1]		2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02

2011	17.29	(0.01)[1]		(2.78)	(2.79)	(0.04)	(1.26)	(1.30)	13.20	(16.35)[3]		1.73		(0.23)	1.50		(0.05)	11.7	53.20

2010	14.11	0.01	[1]	3.38	3.39	0.00	(0.21)	(0.21)	17.29	24.22	[3]	1.76		(0.26)	1.50		0.07	15.3	32.70

INSTITUTIONAL SHARES

Year Ended December 31,

2019	19.29	0.06	[1]	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.04		(0.09)	0.95		0.27	223.6	56.52

2018	24.19	0.06	[1]	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[7]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)[1]		6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

2016	18.17	0.01	[1]	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90

2015	18.09	0.08	[1]	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85

2014	19.05	0.12	[1]	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67

2013	15.63	0.03	[1]	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60

2012	13.25	0.01	[1]	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02

2011	17.36	0.03	[1]	(2.79)	(2.76)	(0.09)	(1.26)	(1.35)	13.25	(16.13)[3]		1.38		(0.13)	1.25		0.19	30.5	53.20

2010	14.13	0.05	[1]	3.39	3.44	0.00	(0.21)	(0.21)	17.36	24.54	[3]	1.40		(0.15)	1.25		0.31	37.4	32.70

R6 SHARES

Year Ended December 31,

2019	19.29	0.06	[1]	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.03		(0.08)	0.95		0.28	17.7	56.52

2018	24.19	0.07	[1]	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[7]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)[1]		6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

2016[6]	19.15	(0.02)[1]		(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	51

Baron Select Funds	December 31, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	20.77	(0.03)[1]		9.08	9.05	0.00	(3.64)	0.00	(3.64)	26.18	44.11		1.33	[8]	0.00	1.33		(0.10)	246.9	53.44

2018	29.58	(0.03)[1]		(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)		1.32	[8]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00	[1,3]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04		1.32		0.00	1.32		0.01	426.7	44.56

2016	24.24	(0.02)[1]		(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)		1.33		0.00	1.33		(0.07)	434.0	55.50

2015	25.92	(0.06)[1]		(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)		1.31		0.00	1.31		(0.23)	788.9	50.50

2014	22.25	0.04	[1]	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61		1.32		0.00	1.32		0.17	782.8	24.40

2013	17.52	(0.05)[1]		4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12		1.35		0.00	1.35		(0.23)	539.5	19.36

2012	12.51	0.01	[1]	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60	[4]	1.76		(0.41)	1.35		0.07	53.6	30.14

2011	12.66	(0.01)[1]		0.07 [2]	0.06	(0.00)[3]	(0.21)	0.00	(0.21)	12.51	0.63	[4]	2.33		(0.98)	1.35		(0.08)	10.9	70.99

2010	10.00	0.02	[1]	2.64	2.66	0.00	0.00	0.00	0.00	12.66	26.60	[4]	4.35		(3.00)	1.35		0.14	5.5	58.03

INSTITUTIONAL SHARES

Year Ended December 31,

2019	21.10	0.04	[1]	9.22	9.26	(0.04)	(3.64)	0.00	(3.68)	26.68	44.44		1.08	[8]	0.00	1.08		0.15	360.2	53.44

2018	30.01	0.05	[1]	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)		1.06	[8]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26	657.6	44.56

2016	24.51	0.04	[1]	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)		1.07		0.00	1.07		0.19	514.6	55.50

2015	26.14	0.01	[1]	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)		1.06		0.00	1.06		0.04	992.8	50.50

2014	22.43	0.11	[1]	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93		1.06		0.00	1.06		0.44	919.7	24.40

2013	17.64	0.03	[1]	4.81	4.84	(0.00)[3]	(0.02)	(0.03)	(0.05)	22.43	27.48		1.09		0.00	1.09		0.15	486.1	19.36

2012	12.56	0.06	[1]	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99	[4]	1.44		(0.34)	1.10		0.36	35.5	30.14

2011	12.69	0.02	[1]	0.07 [2]	0.09	(0.01)	(0.21)	0.00	(0.22)	12.56	0.80	[4]	2.14		(1.04)	1.10		0.17	4.9	70.99

2010	10.00	0.04	[1]	2.65	2.69	0.00	0.00	0.00	0.00	12.69	26.90	[4]	4.26		(3.16)	1.10		0.36	3.2	58.03

R6 SHARES

Year Ended December 31,

2019	21.10	0.04	[1]	9.23	9.27	(0.04)	(3.64)	0.00	(3.68)	26.69	44.51		1.07	[8]	0.00	1.07		0.17	13.2	53.44

2018	30.01	0.09	[1]	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)		1.07	[8]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26	3.3	44.56

2016[7]	21.80	0.02	[1]	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47	[5]	1.07	[6]	0.00	1.07	[6]	0.08 [6]	2.0	55.50

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Interest expense rounds to less than 0.01%.

52	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	12.45	0.03	[1]	2.27	2.30	(0.03)	0.00	(0.00)[6]	(0.03)	14.72	18.48		1.35		0.00	1.35		0.23	667.1	59.00

2018	15.33	0.05	[1]	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)		1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	[1]	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34		1.36		0.00	1.36		0.23	1,121.4	30.75

2016	10.57	0.04	[1]	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75		1.38		0.00	1.38		0.33	768.5	25.31

2015	11.91	0.03	[1]	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)		1.45		0.00	1.45		0.25	665.5	26.34

2014	11.54	0.07	[1]	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47	[2]	1.52		(0.02)	1.50		0.56	649.7	23.38

2013	10.06	(0.06)[1]		1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71	[2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68

2012	8.28	(0.04)[1]		1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98	[2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68

2011	10.00	(0.03)[1]		(1.69)	(1.72)	0.00	0.00	0.00	0.00	8.28	(17.20)[2]		4.49		(2.99)	1.50		(0.32)	2.0	45.86

INSTITUTIONAL SHARES

Year Ended December 31,

2019	12.47	0.07	[1]	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86		1.09		0.00	1.09		0.50	4,644.8	59.00

2018	15.37	0.09	[1]	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)		1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	[1]	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63		1.10		0.00	1.10		0.47	3,842.5	30.75

2016	10.59	0.06	[1]	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08		1.13		0.00	1.13		0.57	1,832.8	25.31

2015	11.94	0.06	[1]	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)		1.20		0.00	1.20		0.49	1,040.9	26.34

2014	11.56	0.09	[1]	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75	[2]	1.27		(0.02)	1.25		0.76	697.8	23.38

2013	10.05	0.01	[1]	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02	[2]	1.80		(0.55)	1.25		0.05	116.0	14.68

2012	8.30	(0.01)[1]		1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22	[2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68

2011	10.00	(0.01)[1]		(1.69)	(1.70)	0.00	0.00	0.00	0.00	8.30	(17.00)[2]		3.83		(2.58)	1.25		(0.07)	4.3	45.86

R6 SHARES

Year Ended December 31,

2019	12.48	0.07	[1]	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77		1.09		0.00	1.09		0.49	10.1	59.00

2018	15.38	0.10	[1]	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)		1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	[1]	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59		1.11		0.00	1.11		0.49	4.9	30.75

2016[5]	9.94	0.05	[1]	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99	[3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Less than $0.01 per share.

See Notes to Financial Statements.	53

Baron Select Funds	December 31, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:										Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	19.77	(0.02)[2]	8.93	8.91	0.00	0.00	0.00	28.68	45.07		1.25		0.00	[11]	1.25		(0.10)	1.15		(0.08)	174.6	19.44

2018	20.56	(0.21)[2]	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[4]		1.45		0.00	[11]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)[2]	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)		2.06		(0.70)	1.36		(1.01)	18.4	27.98

2016	13.91	(0.18)[2]	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00		3.86		(2.36)	1.50		(1.30)	5.0	21.48

2015	14.20	(0.11)[2]	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00		3.19		(1.69)	1.50		(0.75)	6.2	25.88

2014	13.51	0.02 [2]	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00		3.61		(2.11)	1.50		0.18	3.9	123.51

2013	10.41	(0.02)[2]	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00		5.51		(4.01)	1.50		(0.20)	2.3	32.78

2012[1]	10.00	(0.02)[2]	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00		8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Year Ended December 31,

2019	20.02	(0.01)[2]	9.11	9.10	0.00	0.00	0.00	29.12	45.45		1.00		0.00	[11]	1.00		(0.10)	0.90		(0.03)	212.8	19.44

2018	20.77	(0.16)[2]	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[4]		1.18		0.00	[11]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)[2]	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)		1.69		(0.61)	1.08		(0.77)	24.8	27.98

2016	14.00	(0.14)[2]	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00		3.55		(2.30)	1.25		(1.06)	4.6	21.48

2015	14.28	(0.07)[2]	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00		2.89		(1.64)	1.25		(0.47)	5.3	25.88

2014	13.56	0.07 [2]	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00		2.92		(1.67)	1.25		0.48	4.1	123.51

2013	10.42	0.00 [2,3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00		4.91		(3.66)	1.25		0.02	3.3	32.78

2012[1]	10.00	(0.02)[2]	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00		7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Year Ended December 31,

2019	20.03	(0.03)[2]	9.14	9.11	0.00	0.00	0.00	29.14	45.48		1.00		0.00	[11]	1.00		(0.10)	0.90		(0.10)	6.8	19.44

2018	20.79	(0.15)[2]	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[4]		1.16		0.00	[11]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)[2]	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)		1.68		(0.59)	1.09		(0.75)	0.4	27.98

2016[9]	14.37	(0.07)[2]	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00		4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[11]	Interest expense rounds to less than 0.01%.

54	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratio to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	8.63	0.13	[2]	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87	(5.82)	1.05	1.20	1.4	52.50

2018 [1]	10.00	0.14	[2]	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47	(9.42)	1.05	1.43	0.4	67.39

INSTITUTIONAL SHARES

Year Ended December 31,

2019	8.66	0.14	[2]	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63	(4.83)	0.80	1.37	2.7	52.50

2018 [1]	10.00	0.16	[2]	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18	(6.38)	0.80	1.71	2.0	67.39

R6 SHARES

Year Ended December 31,

2019	8.66	0.14	[2]	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27	(4.47)	0.80	1.36	0.4	52.50

2018 [1]	10.00	0.20	[2]	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05	(6.25)	0.80	2.07	0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	55

Baron Select Funds	December 31, 2019

FINANCIAL HIGHLIGHTS (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	9.51	(0.06)[2]	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		(1.70)	1.10		(0.54)	5.0	68.10

2018[1]	10.00	(0.04)[2]	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Year Ended December 31,

2019	9.53	(0.03)[2]	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		(1.54)	0.85		(0.28)	9.1	68.10

2018[1]	10.00	(0.02)[2]	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Year Ended December 31,

2019	9.52	(0.03)[2]	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		(1.37)	0.85		(0.28)	1.3	68.10

2018[1]	10.00	(0.02)[2]	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

56	See Notes to Financial Statements.

December 31, 2019	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund and Baron Health Care Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of each of the funds listed in the table below (eight of the funds constituting Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations and of changes in net assets, and for Baron Partners Fund the statement of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and for Baron Partners Fund the results of its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Baron Partners Fund(1)	Baron Emerging Markets Fund(2)
Baron Focused Growth Fund(2)	Baron Global Advantage Fund(2)
Baron International Growth Fund(2)	Baron Real Estate Income Fund(3)
Baron Real Estate Fund(2)	Baron Health Care Fund(4)

(1)	Statements of operations and cash flows for the year ended December 31, 2019 and statements of changes in net assets for the years ended December 31, 2019 and 2018
(2)	Statement of operations for the year ended December 31, 2019 and statements of changes in net assets for the years ended December 31, 2019 and 2018
(3)

Statement of operations for the year ended December 31, 2019, and statements of changes in net assets for the year ended December 31, 2019 and the period January 2, 2018 (commencement of operations) through December 31, 2018

(4)

Statement of operations for the year ended December 31, 2019, and statements of changes in net assets for the year ended December 31, 2019 and the period April 30, 2018 (commencement of operations) through December 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, portfolio company and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2020

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Select Funds	December 31, 2019

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2019 are listed below.

During the fiscal year ended December 31, 2019, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

Baron Partners Fund	$—	$7,104,340	$—

Baron Focused Growth Fund	—	4,500,201	—

Baron International Growth Fund	694,884	84,799	—

Baron Real Estate Fund	524,560	78,325,315	—

Baron Emerging Markets Fund	21,171,539	—	1,666,865

Baron Global Advantage Fund	—	—	—

Baron Real Estate Income Fund	47,252	—	—

Baron Health Care Fund	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Real Estate Income Fund, 100.00%, 100.00%, 100.00% and 15.41%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by these Funds, 4.59%, 100.00%, 0.00% and 12.26%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. The information necessary to complete your income tax return for the calendar year ended December 31, 2019 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2020.

December 31, 2019	Baron Select Funds

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2019 and held for the six months ended December 31, 2019.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20191

	Actual Total Return	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	15.60%	$1,000.00	$1,156.00		2.14%[2]	$11.63
Baron Partners Fund — Institutional Shares	15.78%	$1,000.00	$1,157.80		1.89%[2]	$10.28
Baron Partners Fund — R6 Shares	15.77%	$1,000.00	$1,157.70		1.89%[2]	$10.28
Baron Focused Growth Fund — Retail Shares	14.85%	$1,000.00	$1,148.50	[4]	1.35%[5]	$7.31
Baron Focused Growth Fund — Institutional Shares	14.95%	$1,000.00	$1,149.50	[4]	1.10%[5]	$5.96
Baron Focused Growth Fund — R6 Shares	15.01%	$1,000.00	$1,150.10		1.09%	$5.91
Baron International Growth Fund — Retail Shares	7.83%	$1,000.00	$1,078.30	[4]	1.20%[5]	$6.29
Baron International Growth Fund — Institutional Shares	7.95%	$1,000.00	$1,079.50	[4]	0.95%[5]	$4.98
Baron International Growth Fund — R6 Shares	7.95%	$1,000.00	$1,079.50	[4]	0.95%[5]	$4.98
Baron Real Estate Fund — Retail Shares	16.24%	$1,000.00	$1,162.40		1.34%	$7.30
Baron Real Estate Fund — Institutional Shares	16.37%	$1,000.00	$1,163.70		1.08%	$5.89
Baron Real Estate Fund — R6 Shares	16.42%	$1.000.00	$1,164.20		1.07%	$5.84
Baron Emerging Markets Fund — Retail Shares	5.67%	$1,000.00	$1,056.70		1.34%	$6.95
Baron Emerging Markets Fund — Institutional Shares	5.87%	$1,000.00	$1,058.70		1.08%	$5.60
Baron Emerging Markets Fund — R6 Shares	5.80%	$1,000.00	$1,058.00		1.08%	$5.60
Baron Global Advantage Fund — Retail Shares	7.74%	$1,000.00	$1,077.40	[4]	1.15%[5]	$6.02
Baron Global Advantage Fund — Institutional Shares	7.89%	$1,000.00	$1,078.90	[4]	0.90%[5]	$4.72
Baron Global Advantage Fund — R6 Shares	7.89%	$1,000.00	$1,078.90	[4]	0.90%[5]	$4.72
Baron Real Estate Income Fund — Retail Shares	13.32%	$1,000.00	$1,133.20	[4]	1.05%[5]	$5.65
Baron Real Estate Income Fund — Institutional Shares	13.17%	$1,000.00	$1,131.70	[4]	0.80%[5]	$4.30
Baron Real Estate Income Fund — R6 Shares	12.96%	$1,000.00	$1,129.60	[4]	0.80%[5]	$4.29
Baron Health Care Fund — Retail Shares	10.67%	$1,000.00	$1,106.70	[4]	1.10%[5]	$5.84
Baron Health Care Fund — Institutional Shares	10.90%	$1,000.00	$1,109.00	[4]	0.85%[5]	$4.52
Baron Health Care Fund — R6 Shares	10.82%	$1,000.00	$1,108.20	[4]	0.85%[5]	$4.52

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2019, includes 1.31%, 1.06% and 1.06% for net operating expenses and 0.83%, 0.83% and 0.83% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	December 31, 2019

FUND EXPENSES (UNAUDITED) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2019

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,014.42		2.14%[2]	$10.87
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,015.68		1.89%[2]	$9.60
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,015.68		1.89%[2]	$9.60
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.71		1.09%	$5.55
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.45		1.34%	$6.82
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.76		1.08%	$5.50
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.81		1.07%	$5.45
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.45		1.34%	$6.82
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.76		1.08%	$5.50
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.76		1.08%	$5.50
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.41	[4]	1.15%[5]	$5.85
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.67	[4]	0.90%[5]	$4.58
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.67	[4]	0.90%[5]	$4.58
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2019, includes 1.31%, 1.06% and 1.06% for net operating expenses and 0.83%, 0.83% and 0.83% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

December 31, 2019	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON FINTECH FUND BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on October 28, 2019 (the “October Meeting”) to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement (the “Agreement”) for Baron FinTech Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the approval of the Agreement. Because, at its May 23, 2019 meeting (the “May Meeting”), the Board had considered the annual review of the Investment Advisory Agreements, Distribution Agreements, and 12b-1 Plans for the other funds the Adviser advises, had received presentations from Broadridge Financial Solutions, Inc., an independent provider of investment company data, and from management about the relevant fees, expenses and services, and, from independent legal counsel, about the legal standards applicable to approval of the Agreement, similar materials were not presented at this meeting upon the Board’s confirmation that they recalled and understood the application to the Fund of the information and the presentations received and the deliberations undertaken. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the Agreement for an initial term of two years.

The Board considered the information presented about the Fund at the October Meeting and the relevant information presented to the Board in connection with the May Meeting, as well as the following, which the Board members had considered in past years and remained in their thinking, as material to their consideration:

1. NATURE, EXTENT AND QUALITY OF SERVICES

In respect of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees considered the following:

•	Its confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent, quality and level of long-term performance of the services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund, including: intensive devotion to research, relationships with and supervision of third party service providers, such as the custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the Fund and the support services provided to the Board and, with respect to the Fund, the selection of broker/dealers for portfolio transactions;

•

The Adviser’s investment principles and processes and the Board members’ general understanding of historical performance of the other funds the Adviser advises as compared to similar funds managed by other advisers;

•	The anticipated advisory fee and total expense ratio of the Fund and comparisons to similar funds managed by other advisers; and

•	Any additional services to be provided by the Adviser.

Based on the considerations as described above, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund supported the decision to approve the Agreement.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of its assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund.

As part of its consideration, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds. The Board also discussed and considered certain services to be provided to the Fund, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support. In addition, the Board also considered the financial condition of the Adviser and its affiliates.

The Board also considered the costs of portfolio management, including the types of investments to be made for the Fund and the personnel and systems necessary for implementation of the investment strategies.

The Board concluded that the proposed advisory fee was supported, among other reasons, by the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the Agreement.

After due consideration, including in executive session, of the above-enumerated factors, among other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the Agreement for an initial term of two years.

Baron Select Funds	December 31, 2019

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 76	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	16 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 64	Chairman, President, Chief Operating Officer and Trustee	16 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	17	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 84	Trustee	16 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Thomas J. Folliard(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	2 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present)

Harold W. Milner(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 85	Trustee	16 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Abraham (Avi) Nachmany 767 Fifth Avenue New York, NY 10153 Age: 67	Advisory Board Member	<1 Year	Independent mutual fund industry consultant (2016-Present); Director of Research E.V.P., Co-Founder Strategic Insight (1986-2015); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-Present)	17	None

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 76	Lead Trustee	16 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

December 31, 2019	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 55	Trustee	6 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 69	Trustee	16 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Alex Yemenidjian(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 64	Trustee	13 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	5 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 60	Senior Vice President	16 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 51	Vice President, General Counsel and Secretary	11 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 50	Senior Vice President	16 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 58	Treasurer and Chief Financial Officer	16 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means BCG along with its subsidiaries BCI, Baron Capital Management, Inc. and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 19

December 31, 2019

Baron Funds

Baron WealthBuilder Fund

Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund® (the “Fund”) for the year ended December 31, 2019. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 26, 2020	Linda S. Martinson Chairman, President and Chief Operating Officer February 26, 2020	Peggy Wong Treasurer and Chief Financial Officer February 26, 2020

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	December 31, 2019

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in Baron Funds. Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron mutual funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2019, the five largest Baron mutual funds represented 65.66% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO and CIO of Baron Capital is the portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the assistant portfolio manager.

2

December 31, 2019 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2019
	One Year	Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	36.24%	12.82%
Baron WealthBuilder Fund — TA Shares[1,2]	36.49%	13.04%
Baron WealthBuilder Fund — Institutional Shares[1,2]	36.49%	13.04%
S&P 500 Index[1]	31.49%	12.13%
MSCI ACWI Index Net[1]	26.60%	7.09%

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	December 31, 2019

COUNTRY EXPOSURES OF UNDERLYING BARON FUNDS AS OF DECEMBER 31, 2019

Percent of Total Investments
United States	85.4%
China	3.6%
United Kingdom	1.5%
Israel	1.3%
Brazil	1.3%
India	1.3%
Netherlands	1.2%
Canada	0.8%
Argentina	0.5%
Japan	0.4%
Other	2.7%

100.0%

SECTOR EXPOSURES OF UNDERLYING BARON FUNDS AS OF DECEMBER 31, 2019†

(as a percent of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2019, Baron WealthBuilder Fund1 appreciated 36.24%, outperforming the S&P 500 Index, which rose 31.49%.

Baron WealthBuilder Fund is a non-diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

After a steep sell-off in December 2018, U.S. markets rebounded in 2019, fueled in large part by the Federal Reserve, which reversed course to lower rates three times during the year. The economy continued to expand at a slow but steady pace, with low unemployment, solid wage growth, and strong corporate earnings. Toward year end, a Phase 1 trade deal between the U.S. and China and a roadmap for Brexit drove U.S. equities even higher. Emerging market and international equities lagged U.S. indexes for most of the year but rebounded in the last quarter as progress on U.S./China trade relations sparked a rally.

On a country basis, the United States, China, and Brazil contributed the most to performance. Sweden and Finland detracted slightly.

On a sector basis, Information Technology, Consumer Discretionary, and Industrials contributed most to performance. No sectors detracted.

Baron Partners Fund contributed the most to performance.

No funds detracted from performance.

Domestically, we remain optimistic about the environment for equities. While we always monitor macroeconomic developments that may have a short-term impact on markets, we remain focused on the long term. We expect to continue to establish positions in funds invested in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability. Looking abroad, we believe we are nearing the end of a protracted period of underperformance. We think international and emerging market equities are likely bottoming on a relative return basis after nearly a decade of underperformance, and we are confident that we have invested in well-positioned and well-managed companies with the potential for attractive returns over the long term.

Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

December 31, 2019	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2019

Shares		Cost	Value
Affiliated Mutual Funds (100.05%)

Small Cap Funds (31.70%)
238,902	Baron Discovery Fund — Institutional Shares	$4,908,043	$5,172,226
194,147	Baron Growth Fund — Institutional Shares	14,563,121	16,636,484
537,547	Baron Small Cap Fund — Institutional Shares	16,460,118	16,561,815

Total Small Cap Funds		35,931,282	38,370,525

Small to Mid Cap Funds (4.05%)
237,019	Baron Focused Growth Fund — Institutional Shares	4,160,724	4,899,174

Mid Cap Funds (15.64%)
210,504	Baron Asset Fund — Institutional Shares	16,279,682	18,932,703

Large Cap Funds (8.14%)
180,723	Baron Durable Advantage Fund — Institutional Shares	2,039,783	2,356,622
218,949	Baron Fifth Avenue Growth Fund — Institutional Shares	6,470,844	7,503,384

Total Large Cap Funds		8,510,627	9,860,006

All Cap Funds (22.60%)
339,016	Baron Opportunity Fund — Institutional Shares	7,188,627	8,105,880
271,798	Baron Partners Fund — Institutional Shares	15,020,820	19,248,736

Total All Cap Funds		22,209,447	27,354,616

International Funds (12.48%)
419,581	Baron Emerging Markets Fund — Institutional Shares	5,550,929	6,188,818
183,040	Baron Global Advantage Fund — Institutional Shares	4,231,326	5,330,129
144,182	Baron International Growth Fund — Institutional Shares	3,268,111	3,587,259

Total International Funds		13,050,366	15,106,206

Sector Funds (5.44%)
97,637	Baron Health Care Fund — Institutional Shares	1,069,449	1,261,465
199,593	Baron Real Estate Fund — Institutional Shares	5,270,274	5,325,135

Total Sector Funds		6,339,723	6,586,600

Total Affiliated Investments (100.05%)		$106,481,851	121,109,830

Liabilities Less Cash and Other Assets (-0.05%)			(59,289)

Net Assets			$121,050,541

Retail Shares (Equivalent to $12.23 per share based on 484,510 shares outstanding)			$5,925,659

TA Shares (Equivalent to $12.28 per share based on 1,740,042 shares outstanding)			$21,371,558

Institutional Shares (Equivalent to $12.28 per share based on 7,634,798 shares outstanding)			$93,753,324

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2019

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments in Affiliated Mutual Funds, at value*	$121,109,830
Receivable for shares sold	107,225
Prepaid expenses	198

121,217,253

Liabilities:
Due to custodian bank	3,366
Payable for securities purchased	90,102
Payable for shares redeemed	13,757
Distribution fees payable (Note 4)	211
Accrued expenses and other payables	59,276

166,712

Net Assets	$121,050,541

Net Assets consist of:
Paid-in capital	$104,915,515
Distributable earnings/(losses)	16,135,026

Net Assets	$121,050,541

Retail Shares:
Net Assets	$5,925,659
Shares Outstanding ($0.01 par value; indefinite shares authorized)	484,510

Net Asset Value and Offering Price Per Share	$12.23

TA Shares:
Net Assets	$21,371,558
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,740,042

Net Asset Value and Offering Price Per Share	$12.28

Institutional Shares:
Net Assets	$93,753,324
Shares Outstanding ($0.01 par value; indefinite shares authorized)	7,634,798

Net Asset Value and Offering Price Per Share	$12.28

*Investments in Affiliated Mutual Funds, at cost	$106,481,851

6	See Notes to Financial Statements.

December 31, 2019	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2019

For the Year Ended December 31, 2019
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$44,462

Total income	44,462

Expenses:
Distribution fees — Retail Shares (Note 4)	9,824
Shareholder servicing agent fees and expenses — Retail Shares	87
Shareholder servicing agent fees and expenses — TA Shares	731
Shareholder servicing agent fees and expenses — Institutional Shares	6,213
Registration and filing fees	57,618
Administration fees	37,004
Custodian and fund accounting fees	35,130
Professional fees	12,608
Trustee fees and expenses (Note 4)	6,186
Reports to shareholders	4,217
Line of credit fees	1,072
Insurance expense	1,003
Miscellaneous expenses	4,181

Total operating expenses	175,874

Interest expense on borrowings	17,876

Total expenses	193,750
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(3,795)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(15,199)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(93,578)

Net expenses	81,178

Net investment income (loss)	(36,716)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds sold	(2,153,883)
Capital gain distributions received from Affiliated Mutual Funds	3,721,311
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	31,123,060

Net gain (loss) on investments	32,690,488

Net increase (decrease) in net assets resulting from operations	$32,653,772

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	December 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2019

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(36,716)	$46,897
Net realized gain (loss) on Affiliated Mutual Funds sold	1,567,428	3,948,554
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	31,123,060	(16,495,081)

Increase (decrease) in net assets resulting from operations	32,653,772	(12,499,630)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(181,386)	(2,877)
Distributable earnings TA Shares	(651,102)	(12,405)
Distributable earnings — Institutional Shares	(3,094,919)	(115,202)

Decrease in net assets from distributions to shareholders	(3,927,407)	(130,484)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	4,399,604	3,144,063
Proceeds from the sale of shares — TA Shares	7,979,048	10,573,045
Proceeds from the sale of shares — Institutional Shares	13,978,568	90,838,603
Net asset value of shares issued in reinvestment of distributions — Retail Shares	181,370	2,860
Net asset value of shares issued in reinvestment of distribution — TA Shares	648,793	12,338
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	3,091,525	114,741
Cost of shares redeemed — Retail Shares	(1,594,635)	(809,302)
Cost of shares redeemed — TA Shares	(615,394)	(803,316)
Cost of shares redeemed — Institutional Shares	(30,593,360)	(38,595)

Increase (decrease) in net assets derived from capital share transactions	(2,524,481)	103,034,437

Net increase (decrease) in net assets	26,201,884	90,404,323

Net Assets:
Beginning of year	94,848,657	4,444,334

End of year	$121,050,541	$94,848,657

Capital share transactions — Retail Shares
Shares sold	385,132	295,564
Shares issued in reinvestment of distributions	16,533	282
Shares redeemed	(139,469)	(76,836)

Net increase (decrease)	262,196	219,010

Capital share transactions TA Shares
Shares sold	695,656	1,020,035
Shares issued in reinvestment of dividends	58,928	1,214
Shares redeemed	(55,461)	(80,334)

Net increase (decrease)	699,123	940,915

Capital share transactions — Institutional Shares
Shares sold	1,228,967	8,535,421
Shares issued in reinvestment of distributions	281,048	11,294
Shares redeemed	(2,759,428)	(3,631)

Net increase (decrease)	(1,249,413)	8,543,084

8	See Notes to Financial Statements.

December 31, 2019	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENT

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 10 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a non-diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. However, included in the Underlying Funds are diversified funds (with the exception of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, and Baron Health Care Fund). The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee or make revenue sharing payments, to include payments to sub-transfer agency or record-keeping services. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

9

Baron WealthBuilder Fund	December 31, 2019

NOTES TO FINANCIAL STATEMENT (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Repurchase Agreements.  The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at December 31, 2019.

d) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

e) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

f) Commitments and Contingencies.   In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

g) Cash and Cash Equivalents.  The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

h) Diversification and Concentration of Underlying Funds.  Certain of the Underlying Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of an Underlying Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2019 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$24,046,980	$26,725,258

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrative services.

10

December 31, 2019	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENT (Continued)

5. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the effective federal funds rate or the one month LIBOR rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2019, Baron WealthBuilder Fund had borrowings under the line of credit and incurred interest expense of $17,876. For the 56 days during which there were borrowings, Baron WealthBuilder Fund had an average daily balance on the line of credit of $3.4 million at a weighted average interest rate of 3.46%.

6. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2019, the Fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss and wash sale losses deferred. Results of operations and net assets were not affected by these reclassifications.

Distributable Earnings/(Losses)	$38,775
Paid-In Capital	(38,775)

As of December 31, 2019, the components of net assets on a tax basis were as follows:

Cost of investments	$106,818,422

Gross tax unrealized appreciation	14,291,408
Gross tax unrealized depreciation	—

Net tax unrealized appreciation (depreciation)	14,291,408
Accumulated net investment income (loss)	—
Accumulated net realized gain (loss)	1,843,618
Paid-in capital	104,915,515

Net Assets	$121,050,541

11

Baron WealthBuilder Fund	December 31, 2019

NOTES TO FINANCIAL STATEMENT (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The Tax Character of distributions paid during the year ended December 31, 2019 and December 31, 2018 was as follows:

Year Ended December 31, 2019			Year Ended December 31, 2018

Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
$47,533	$3,879,874	$—	$—	$130,484	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2019, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current year and prior two years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2019 the officers, trustees and portfolio managers owned, directly or indirectly, 17.51% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests primarily in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2018	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at December 31, 2019	Value at December 31, 2019	% of Net Assets at December 31, 2019
“Affiliated” Company as of December 31, 2019:
Baron Asset Fund, Institutional Shares	$14,241,715	$3,271,784	$3,557,331	$5,047,957	$(71,422)	$—	$310,475	210,504	$18,932,703	15.64%
Baron Discovery Fund, Institutional Shares	3,666,454	1,044,749	556,601	1,140,677	(123,053)	—	6,693	238,902	5,172,226	4.27%
Baron Durable Advantage Fund, Institutional Shares	906,382	1,173,200	174,066	450,669	437	—	—	180,723	2,356,622	1.95%
Baron Emerging Markets Fund, Institutional Shares	11,615,571	1,170,124	7,830,973	1,925,868	(691,772)	28,109	—	419,581	6,188,818	5.11%
Baron Fifth Avenue Growth Fund, Institutional Shares	5,059,245	1,387,207	511,792	1,575,740	(7,016)	—	206,048	218,949	7,503,384	6.20%
Baron Focused Growth Fund, Institutional Shares	3,646,119	841,500	604,154	1,065,629	(49,920)	—	81,962	237,019	4,899,174	4.05%
Baron Global Advantage Fund, Institutional Shares	2,874,138	1,149,791	126,408	1,435,836	(3,228)	—	—	183,040	5,330,129	4.40%
Baron Growth Fund, Institutional Shares	12,850,792	2,714,942	3,365,519	4,692,218	(255,949)	—	559,571	194,147	16,636,484	13.74%
Baron Health Care Fund, Institutional Shares	303,932	779,634	40,062	219,159	(1,198)	—	—	97,637	1,261,465	1.04%
Baron International Growth Fund, Institutional Shares	3,921,185	561,412	1,857,899	1,122,143	(159,582)	9,614	924	144,182	3,587,259	2.97%
Baron Opportunity Fund, Institutional Shares	5,465,449	2,073,926	1,163,827	1,766,368	(36,036)	—	520,294	339,016	8,105,880	6.70%
Baron Partners Fund, Institutional Shares	13,789,365	2,867,826	3,344,501	6,189,655	(253,609)	—	46,944	271,798	19,248,736	15.90%
Baron Real Estate Fund, Institutional Shares	4,053,338	1,188,894	977,400	1,192,233	(131,930)	6,739	627,926	199,593	5,325,135	4.40%
Baron Small Cap Fund, Institutional Shares	12,425,246	3,821,991	2,614,725	3,298,908	(369,605)	—	1,360,474	537,547	16,561,815	13.68%

	$94,818,931	$24,046,980	$26,725,258	$31,123,060	$(2,153,883)	$44,462	$3,721,311		$121,109,830

12

December 31, 2019	Baron WealthBuilder Fund

FINANCIAL HIGHLIGHTS

BARON WEALTHBUILDER FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2019	9.33	(0.03)[2]	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[4]	0.41		(0.02)	0.39		(0.09)	0.30		(0.26)	5.9	22.48

2018	10.00	(0.01)[2]	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		0.00	0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	0.00	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Year Ended December 31,

2019	9.35	(0.00)[2,3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.03)	21.4	22.48

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		0.00	0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Year Ended December 31,

2019	9.35	(0.00)[2,3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.02)	93.8	22.48

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		0.00	0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) to December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized

See Notes to Financial Statements.	13

Baron WealthBuilder Fund	December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Baron WealthBuilder Fund (one of the funds constituting Baron Select Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period December 29, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2020

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

14

December 31, 2019	Baron WealthBuilder Fund

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Fund during the year ended December 31, 2019 are listed below.

During the fiscal year ended December 31, 2019, the Fund’s distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

	$47,533	$3,879,874	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by the Fund, 100.00% is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by the Fund, 24.36% qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2019. The information necessary to complete your income tax return for the calendar year ended December 31, 2019 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2020.

15

Baron WealthBuilder Fund	December 31, 2019

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20191

	Actual Total Return	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019		Annualized Expense Ratio		Expenses Paid During the Period[3]
Baron WealthBuilder Fund — Retail Shares	8.36%	$1,000.00	$1,083.60	[4]	0.31	[2,5]	$1.63
Baron WealthBuilder Fund — TA Shares	8.52%	$1,000.00	$1,085.20	[4]	0.06	[2,5]	$0.32
Baron WealthBuilder Fund — Institutional Shares	8.52%	$1,000.00	$1,085.20	[4]	0.06	[2,5]	$0.32

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2019

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019		Annualized Expense Ratio		Expenses Paid During the Period[3]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.64	[4]	0.31	[2,5]	$1.58
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.90	[4]	0.06	[2,5]	$0.31
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.90	[4]	0.06	[2,5]	$0.31

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron WealthBuilder Fund for the six months ended December 31, 2019, includes 0.30%, 0.05% and 0.05% for net operating expenses and 0.01%, 0.01% and 0.01% for interest expense for the Retail, TA and Institutional Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

16

December 31, 2019	Baron WealthBuilder Fund

MANAGEMENT OF THE FUND (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 76	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	16 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	17	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 64	Chairman, President, Chief Operating Officer and Trustee	16 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	17	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 84	Trustee	16 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Thomas J. Folliard(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 54	Trustee	2 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	17	Director: PulteGroup, Inc. (2012-Present)

Harold W. Milner(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 85	Trustee	16 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Abraham (Avi) Nachmany 767 Fifth Avenue New York, NY 10153 Age: 67	Advisory Board Member	<1 Year	Independent mutual fund industry consultant (2016-Present); Director of Research E.V.P., Co-Founder Strategic Insight (1986-2015); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-Present)	17	None

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 76	Lead Trustee	16 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

17

Baron WealthBuilder Fund	December 31, 2019

MANAGEMENT OF THE FUND (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Anita Rosenberg(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 55	Trustee	6 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	17	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 69	Trustee	16 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	17	None

Alex Yemenidjian(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 64	Trustee	13 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	17	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President and Chief Compliance Officer	5 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 60	Senior Vice President	16 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 51	Vice President, General Counsel and Secretary	11 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 50	Senior Vice President	16 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 58	Treasurer and Chief Financial Officer	16 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means BCG along with its subsidiaries BCI, Baron Capital Management, Inc. and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

18

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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For more information, and to enroll today, go to www.baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 19

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2019 and December 31, 2018:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2019	2018
Baron Select Funds	$327,700	$328,650

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2019	2018
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2019	2018
Baron Select Funds	$250,802	$151,950

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2019	2018
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

                2019: $33,000

                2018: $30,500

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (2)  Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 6, 2020

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: March 6, 2020